As filed with the Securities and Exchange Commission on December 19, 2024

Securities Act File No. 333-280376

Investment Company Act File No. 811-23975

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

Russell Investments New Economy Infrastructure Fund

(Exact name of Registrant as specified in Charter)

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

Registrant’s Telephone Number, including Area Code: (800) 787-7354

Mary Beth Rhoden Albaneze, Esq.

Associate General Counsel

Russell Investment Management, LLC

1301 Second Avenue, 18th Floor

Seattle, Washington 98101

(206) 505-4846

(Name and address of agent for service)

COPY TO:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

(617) 728-7100

Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c), or as follows:

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Preliminary Prospectus

Dated December 19, 2024

Subject to Completion.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

PROSPECTUS

Russell Investments

New Economy Infrastructure Fund

Class	Ticker Symbol
Class F Shares	RNIFX
Class I Shares	RNIIX

The Russell Investments New Economy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company that operates as an “interval fund.”

Investment Objective. The Fund’s investment objective is to seek to provide long term capital growth and current income. There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Principal Investment Strategies. The Fund’s strategy involves investing in a range of public and private infrastructure investments. The Fund’s investments will include investments in (1) multiple underlying funds that each invests at least a majority of its assets in infrastructure companies or individual infrastructure assets, including (a) private funds that are exempt from registration under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (collectively, “Underlying Private Funds”) and (b) the Russell Investments Exchange Traded Funds Global Infrastructure Active ETF, an exchange-traded fund registered under the 1940 Act that is managed by the Fund’s investment adviser, Russell Investment Management, LLC (“RIM” or “Advisor”) and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Active ETF”) and/or other active or passive exchange-traded funds that principally invest in infrastructure companies (together with the RI Global Infrastructure Active ETF, the “Infrastructure ETFs” and collectively with the Underlying Private Funds, the “Underlying Funds”), (2) secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) co-investments with other registered or unregistered funds or accounts in individual infrastructure assets (“Co-Investments”), and (4) investments in public securities (debt and equity) of infrastructure companies; these investments are collectively referred to as “Infrastructure Assets.” The Fund defines “infrastructure” as the systems, networks and facilities of industries such as energy, utilities, transportation, communication and other capital assets or services required for the normal function of society or modern economic activity. The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets will vary across industry sectors and geographies and are allocated strategically by RIM. The Fund intends to invest in Infrastructure Assets across the renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in Infrastructure Assets.

In making an investment decision, an investor must rely upon his, her or its own examination of the Fund and the terms of the offering, including the merits and risks involved, of acquiring shares of the Fund (“Shares”) as described in this prospectus (“Prospectus”). See the “Risks” section beginning on page 38 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Principal Risk Considerations” beginning on page [ ]. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the Shares.

The Shares have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares. Any representation to the contrary is a criminal offense.

	Price to Public (1)(2)	Sales Load	Proceeds to the Fund
Per Class F Share	At current net asset value (“NAV”)	0.0%	Amount invested at NAV
Per Class I Share	At current NAV	0.0%	Amount invested at NAV

(notes on inside front cover)

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor, acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 1301 Second Ave, 18th Floor, Seattle, Washington 98101.

The date of this Prospectus is [    ], 2025.

(notes from previous page)

1

Class F and Class I Shares are offered on a continuous basis at an offering price equal to the then-current NAV per share of the applicable class, as described in this Prospectus. While neither the Fund nor the Distributor imposes a sales load on Class F or I Shares, if you buy Class F or I Shares through certain financial intermediaries they may directly charge you a transaction or other fees in such amount as they may determine and you may be required to pay brokerage commissions or other fees. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their financial intermediaries about any transaction or other fees or commissions that may be imposed on each class of Shares. See “Plan of Distribution.”

2

The following groups of “accredited investors” within the meaning of Rule 501 under the Securities Act (“Accredited Investors”) are eligible to purchase Class F Shares: (i) investors with accounts held by a Financial Intermediary that has invested, or with such accounts is investing, (a) upon or within thirty (30) days of the Fund’s commencement of operations, a minimum aggregate value of $5,000,000 or (b) after thirty (30) days of the Fund’s commencement of operations, a minimum aggregate value of $25,000,000 in Class F Shares; provided that each such investor’s account will be subject to an initial minimum investment of $25,000 and subsequent minimum investments of $5,000; (ii) principals and employees of the Advisor or its affiliates (“RI Employees”); and (iii) Trustees of the Fund. Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund and new accounts and programs of Financial Intermediaries that qualified for investment in Class F Shares prior to the Closure of F Shares. The minimum initial investment in Class I Shares is $25,000; subsequent investments with respect to Class I Shares may be made with at least $5,000. However, the following groups of Accredited Investors are eligible to purchase Class I Shares without any minimum investment requirement: (i) RI Employees and (ii) Trustees of the Fund. Class I Shares held by an investor may be converted into Class F Shares if the accounts offered by such investor’s Financial Intermediary purchase Class I Shares with a minimum aggregated investment of $25,000,000 prior to the Closure of F Shares, when, subject to the exceptions set forth above, Class F Shares will close to new investors; provided that (i) the Transfer Agent has received written notice from the Financial Intermediary that its aggregated investment in Class I Shares has exceeded the $25,000,000 threshold, and (ii) the investor or its Financial Intermediary, on the investor’s behalf, submits a request for such conversion with the Fund’s Transfer Agent. The Advisor believes that a conversion of Class I Shares to Class F Shares is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax advisor(s) for more information. The Fund reserves the right to waive the above-specified minimums. However, the Fund will not knowingly accept initial investments below $25,000 for any individual investor, except for RI Employees and Trustees of the Fund. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares. Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of financial intermediaries that have an agreement with the Fund or RIM or one of its affiliates. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F shares are not subject to a shareholder servicing fee. See “Summary of Fund Fees and Expenses,” “Purchasing Shares” and “Plan of Distribution.”

TO ALL INVESTORS

No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document).

The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption from these provisions.

•	The Fund’s Shares will not be listed on an exchange, and no secondary market is expected to develop. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to holders of Shares (“Shareholders”) through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may have taxable gains in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. See “Leverage” and “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

The Fund is an interval fund (as defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. The Fund expects to make its first repurchase offer in July 2025.

Notification of each quarterly repurchase offer is made available to Shareholders at least 21 calendar days before the “Repurchase Request Deadline” (i.e., the date on which the repurchase offer ends, which typically will occur on or about February 15, May 15, August 15 and November 15); however, the Fund will provide such written notification no more than 42 calendar days before the “Repurchase Request Deadline.” The Fund expects the first Repurchase Request Deadline to occur in August 2025. The net asset value will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers.”

****

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [  ], 2025 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI by contacting your financial intermediary or the Fund at:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Fund’s SAI is also available, free of charge, on the Fund’s website at https://russellinvestments.com.

You can get the same information for free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. In addition, you may request copies of the Fund’s Prospectus, semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling (800) 787-7354. The Fund’s Prospectus, annual and semi-annual reports, when produced, will be available at the Fund’s website (https://russellinvestments.com) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus or another date set forth in this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus (“Prospectus”) relating to the Russell Investments New Economy Infrastructure Fund. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund

Russell Investments New Economy Infrastructure Fund is a non-diversified, closed-end management investment company that operates as an “interval fund” (as defined below). Throughout this Prospectus, we refer to Russell Investments New Economy Infrastructure Fund as the “Fund” or as “we,” “us” or “our.”

The Fund continuously offers two classes of common shares of beneficial interest (“Shares”) of the Fund: Class F Shares and Class I Shares. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) to issue multiple classes of Shares and to impose shareholder servicing fees. The Fund may offer other additional classes of Shares in the future with fees and expenses that differ from the classes of Shares described in this Prospectus.

Periodic Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to holders of Shares (“Shareholders”), has adopted a fundamental policy to make quarterly repurchase offers pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “1940 Act”), as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

It is possible that a repurchase offer may be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Notification of each quarterly repurchase offer is made available to Shareholders at least 21 calendar days and not more than 42 calendar days before the “Repurchase Request Deadline” (i.e., the date on which the repurchase offer ends, which typically will occur on or about February 15, May 15, August 15 and November 15). The Fund expects the first Repurchase Request Deadline to occur in August 2025. The NAV will be calculated no later than the “Repurchase Pricing Date,” which will be no later than 14 calendar days after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Periodic Repurchase Offers” for additional information.

Unlisted Interval Fund

The Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the Shares if you intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest.

Investment Objective

The Fund’s investment objective is to seek to provide long term capital growth and current income.

There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objective may be changed by the Fund’s board of trustees (the “Board” of “Trustees”) without prior Shareholder approval.

Investment Policies

The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Infrastructure Assets (as defined below). The Fund may change this 80% policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders. For purposes of this 80% policy, “Infrastructure Assets” includes: (1) Underlying Funds that each invests at least a majority of its assets in infrastructure companies or individual infrastructure assets, including (a) private funds that are exempt from registration under the 1940 Act and the Securities Act of 1933 (“Underlying Private Funds”) and (b) the Russell Investments Exchange Traded Funds Global Infrastructure Active ETF, an exchange-traded fund registered under the 1940 Act that is managed by the Fund’s investment adviser, Russell Investment Management, LLC (“RIM” or “Advisor”) and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Active ETF”) and/or other active or passive exchange-traded funds that principally invest in infrastructure companies (together with the RI Global Infrastructure Active ETF, the “Infrastructure ETFs” and collectively with the Underlying Private Funds, the “Underlying Funds”), (2) secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) co-investments with other registered or unregistered funds or accounts in individual infrastructure assets (“Co-Investments”), and (4) investments in public securities (debt and equity) of infrastructure companies. The Fund defines “infrastructure” as the systems, networks and facilities of industries such as energy, utilities, transportation, communication and other capital assets or services required for the normal function of society or modern economic activity.

The Fund’s investment in Infrastructure Assets will consist of a range of public and private infrastructure investments that vary across industry sectors and geographies allocated strategically by RIM.

Unless otherwise stated in this Prospectus or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed without Shareholder approval.

Principal Investment Strategies

The Fund allocates its assets primarily among the Underlying Funds, which include the Underlying Private Funds and one or more of the Infrastructure ETFs.

The Underlying Private Funds and the Infrastructure ETFs, except for the RI Global Infrastructure Active ETF, are managed by investment managers unaffiliated with the Advisor (“Fund Managers”). The RI Global Infrastructure Active ETF is managed by RIM.

The Fund may make primary investments in the Underlying Private Funds (“Primary Investments”) or make secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”). The Fund may also invest in Co-Investments alongside other registered or unregistered funds and accounts managed by RIM, its affiliates, Fund Managers or other investment managers and invest in public equity or debt securities of infrastructure companies (“Listed Securities”). The Primary Investments and Secondary Investments in Underlying Private Funds, the investments in one or more of the Infrastructure ETFs, the Co-Investments and the investments in the Listed Securities, each of which is discussed further below, are referred to collectively in this Prospectus as the “Infrastructure Assets.”

The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets will vary across industry sectors and geographies. The Fund intends to invest in Infrastructure Assets across the renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors.

The Underlying Funds may invest globally without restriction. The Fund may invest in any category of Underlying Funds, including regulated and unregulated funds and leveraged and unleveraged funds, in each case as may be established in Organization for Economic Co-operation and Development (“OECD”), a group of nations which are believed to have generally harmonized and stable policies in areas relevant to infrastructure, or non-OECD jurisdictions.

The Fund’s investments are selected based on RIM’s open-architecture investment process, which consists of investment diligence, portfolio construction and management and investment governance. The investment decision-making process is team-based and includes consideration of, among other factors, the results of qualitative and quantitative research on the Underlying Private Funds and Fund Managers, including their investment processes, performance and investment profile, and operational due diligence on the Fund Managers.

The Fund is a non-diversified fund within the meaning of the 1940 Act and the Advisor does not, and does not expect to, maintain any fixed guidelines for diversifying the Fund’s assets amongst Underlying Funds, issuers, industries, countries or strategies. However, the Fund intends to invest in, and to maintain a portfolio of, a diverse and broad range of Infrastructure Assets with numerous individual investment exposures. Among other dimensions of investment diversification, the portfolio is intended to be diversified by (1) sector, across the renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors, (2) region, across U.S., developed and emerging markets, and (3) issuer risk profile, across different operational statuses (such as, for example, assets which are already operational and generating revenue, those which are under construction and those which are in pre-construction development) and business plans (such as, for example, whether the company will seek to grow, will be managed to fulfill a specific contract or will be managed within a regulatory framework).

The Advisor, in its sole and absolute discretion, reserves the right to invest the Fund’s assets in the manner it deems most appropriate to achieve the Fund’s investment objective in light of existing market and economic conditions. See “Investment Objectives, Policies and Strategies” for additional information.

The investment philosophy of RIM in the infrastructure asset class is to make investments which provide essential infrastructure in a changing world. What constitutes essential infrastructure evolves with the way we produce and consume energy, communicate, and transport people and goods. RIM seeks to apply this “new economy” philosophy to the investment program of the Fund by combining a disciplined approach to investment selection with the flexibility to consider new modalities as they mature into essential infrastructure. At the same time, the investment program of the Fund recognizes that essential infrastructure requirements change slowly over time, and companies and assets which may reflect more traditional infrastructure types can still be indispensable in the long-term and therefore be consistent with a “new economy” investment philosophy. See “Investment Objectives, Policies and Strategies” for additional information.

Leverage

The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund may leverage its portfolio by entering into credit facilities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund does not intend to use leverage within its first year of operations.

The Underlying Funds and other securities or instruments in which the Fund may invest
(collectively, the “Underlying Investments”) may also utilize leverage in their investment activities but are generally not subject to the Asset Coverage Requirement.
Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged
Underlying Investments and, as a result, the volatility of the value of Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Underlying Investments may increase the volatility of their values and of the value of the Shares.

The use of leverage can create additional risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the
Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the
NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the
Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Funds at inopportune times, which may further depress the returns of the Fund.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the
Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage. Additional risks associated with the Fund’s use of leverage are discussed in “Risks—Principal Investment-Related Risks—Leverage Utilized by the
Fund.”

Investment Adviser

The Fund’s investment adviser is RIM. Pursuant to an advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), which is approved by the Board, the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to 1.25% of the Fund’s average daily net assets (the “Management Fee”).

Until July 31, 2026, the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 1.75% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include interest on borrowed funds, shareholder services fees, acquired fund fees and expenses, or infrequent and/or unusual expenses (including litigation expenses). Subject to the terms of the Expense Agreement, expenses borne by the Advisor are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential. See “Management of the Fund–Advisory Agreement” for additional information.

Administrator	The Fund’s administrator is Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to a Master Services Agreement between the Fund and Ultimus, which is approved by the Board, the Fund has agreed to pay Ultimus a monthly administration fee (the “Administration Fee”), plus reimbursable expenses. The Administration Fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums. See “Administration and Accounting Services” for additional information.
Distributor	The Fund’s distributor is Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of RIM. The Fund does not pay any fees to the Distributor.
Custodian and Transfer Agent	The Fund’s custodian is State Street Bank and Trust Company. The Fund’s transfer agent is Ultimus (“Transfer Agent”). See “Custodian and Transfer Agent” for additional information.
Fees of Underlying Funds	Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Private Funds and the fees and expenses of the Infrastructure ETFs. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential. See “Summary of Fund Fees and Expenses” for additional information.
Investor Qualifications

Only “accredited investors” within the meaning of Rule 501 under the Securities Act (“Accredited Investor”) may purchase Shares of the Fund. Each prospective investor in the Fund, except for principals and employees of the Advisor or its affiliates (“RI Employees”) and the Trustees, will be required to certify to its Financial Intermediary (as defined below) that it is an Accredited Investor. The criteria for qualifying as an Accredited Investor are set forth in the investor application that must be completed by each prospective investor and submitted to its financial intermediary. RI Employees and the Trustees will be required to certify to the Distributor or its affiliates that they are an Accredited Investor.

It is the primary responsibility of each Financial Intermediary to ensure that it only makes Share classes available to Accredited Investors. However, the Fund will not knowingly sell Share classes to any investor who is not an Accredited Investor.

Purchasing Shares

Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that RI Employees and Trustees of the Fund who qualify as Accredited Investors may purchase shares directly with the Fund. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. See “Plan of Distribution.”

The following groups of Accredited Investors are eligible to purchase Class F Shares: (i) investors with accounts held by a Financial Intermediary that has invested, or with such accounts is investing, (a) upon or within thirty (30) days of the Fund’s commencement of operations, a minimum aggregate value of $5,000,000 or (b) after thirty (30) days of the Fund’s commencement of operations, a minimum aggregate value of $25,000,000 in Class F Shares; provided that each such investor’s account will be subject to an initial minimum investment of $25,000 and subsequent minimum investments of $5,000; (ii) RI Employees; and (iii) Trustees of the Fund.

Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund and new accounts and programs of Financial Intermediaries that qualified for investment in Class F Shares prior to the Closure of F Shares.

The minimum initial investment in Class I Shares is $25,000; subsequent investments with respect to Class I Shares may be made with at least $5,000. However, the following groups of Accredited Investors are eligible to purchase Class I Shares without any minimum investment requirement: (i) RI Employees and (ii) Trustees of the Fund.

Class I Shares held by an investor may be converted into Class F Shares if the accounts offered by such investor’s Financial Intermediary purchase Class I Shares with a minimum aggregated investment of $25,000,000 prior to the Closure of F Shares, when, subject to the exceptions set forth above, Class F Shares will close to new investors; provided that (i) the Transfer Agent has received written notice from the Financial Intermediary that its aggregated investment in Class I Shares has exceeded the $25,000,000 threshold, and (ii) the investor or its Financial Intermediary, on the investor’s behalf, submits a request for such conversion with the Fund’s Transfer Agent.

The Advisor believes that a conversion of Class I Shares to Class F Shares is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax advisor(s) for more information. Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of financial intermediaries that have an agreement with the Fund or RIM or one of its affiliates.

Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F Shares are not subject to a shareholder servicing fee.

The Fund reserves the right to waive the above-specified minimums. However, the Fund will not knowingly accept initial investments below $25,000 for any individual investor, except for RI Employees and Trustees of the Fund.

Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares. See “Purchasing Shares” for additional information.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on an annual basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to Shareholders at ordinary income rates even though it may economically represent a return of capital.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the Fund’s use of hedging. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular annual period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a Shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its annual distribution declarations at any time and may do so without prior notice to Shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

[Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, and distributions reinvested automatically in additional Shares of the Fund, including in full or fractional Shares, by the Transfer Agent, unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and distributions in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by the Transfer Agent, as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends and distributions in cash by contacting your Financial Intermediary who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Transfer Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent prior to the dividend record date. Additionally, the Transfer Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

In the case of record Shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Transfer Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact their Financial Intermediary for details. Such Shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the NAV per Share on the reinvestment date; there is no sales or other charge for reinvestment.

The Transfer Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed in writing to:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Transfer Agent provides Shareholders whose Shares are held directly with the Fund and registered in his or her own name, periodic Shareholder account statements reflecting transactions that occurred during the period, including dividend reinvestment transactions for Reinvestment Plan participants. Any proxy you receive will include all Shares you have received under the Reinvestment Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions therefore reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

The Fund and the Transfer Agent reserve the right to amend or terminate the Reinvestment Plan.]

Summary of Risk Considerations

The following is a summary of certain principal risks of an investment in the Fund. See “Risks” for a more complete discussion of the risks of investing in the Fund, including certain risks not summarized below.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s or an Underlying Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Illiquid and Restricted Securities. There is no regular market for the Underlying Private Funds and certain of the Fund’s other Underlying Investments and they typically must be sold in privately negotiated transactions. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or Underlying Fund or less than their fair market value. The Fund’s ability to realize gains may be limited by its substantial investment in Infrastructure Assets, including the Underlying Private Funds, as a result of the potentially long duration before realization events or other exit opportunities that would allow the Fund to realize gains from a substantial percentage of its investments. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund or Underlying Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund or Underlying Funds may be required to bear the expenses of registration. Certain of the Fund’s or Underlying Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund or Underlying Funds may obtain access to material nonpublic information, which may restrict the Fund’s or Underlying Funds’ ability to conduct portfolio transactions in such securities. In some cases, the Fund or Underlying Fund may pay fees such as placement fees to an intermediary in connection with acquiring privately placed securities.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions. Similarly, identification of attractive investment opportunities by Fund Managers of the Underlying Funds is difficult and involves a high degree of uncertainty. Other investment vehicles sponsored, managed or advised by the Advisor and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisor will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. See “Conflicts of Interest — The Advisor” in the SAI.

Underlying Private Funds Generally. Securities of the Underlying Private Funds, as well as the underlying companies in which the Underlying Private Funds invest, tend to be more illiquid and highly speculative. The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisor’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisor’s business. There can be no assurances that the Fund or the Advisor will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Primary Investments in Underlying Private Funds. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Fund.

Secondary Investments in Underlying Private Funds. The overall performance of the Fund’s Secondary Investments will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to primary investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Private Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

Fixed Income Securities. Fixed income securities generally are subject to the following risks:

(i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Interest rates have recently been increased from historical lows and may continue to increase in the future, though the timing or magnitude of future increases is difficult to predict. As a result, risks associated with rising interest rates are currently heightened. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time;

(ii)  Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions;

(iii)  Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies;

(iv) Credit and default risk which is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and

(v)  Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Index-Based Investing Risks. The Fund may use an index replication strategy to seek to purchase fixed income securities in an index (the “reference index”) in order to track the reference index’s performance. In implementing this strategy, the Fund would generally hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the Fund will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows and operational inefficiencies.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities and to otherwise provide the Fund with liquidity — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements (such as lines of credit) to fund investments up to the limits of the Asset Coverage Requirement. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into a credit agreement for such purposes. The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Funds at inopportune times, which may further depress the returns of the Fund. See “Leverage.”

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also invest directly in an operating company as a lead investor or syndicate partner to a Fund Manager. Securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Industry Concentration Risk. By concentrating in Infrastructure Assets, the Fund carries much greater risk of adverse developments in the infrastructure industry than a fund that invests in a wide variety of industries.

Infrastructure Sector Risk. The Fund and Underlying Funds will invest, directly or indirectly, in infrastructure. Because the Fund concentrates (i.e., invests more than 25% of its assets) its investments in Infrastructure Assets, the Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Infrastructure Assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund or the Underlying Funds. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an Underlying Investment’s performance.

Other Investment Companies. As a shareholder in an investment company, including the Underlying Private Funds and the Infrastructure ETFs, the Fund or Underlying Fund, as applicable, will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the investment company’s advisory and other fees and expenses with respect to assets so invested. Holders of Shares will therefore be subject to duplicative expenses to the extent the Fund or an Underlying Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund or Underlying Funds may be subject to the extent it employs a leverage strategy.

Special Situations and Distressed Investments. The Fund or Underlying Funds may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that RIM or a Fund Manager will correctly evaluate the value of the assets securing these debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to such companies, the Fund or Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Geographic Concentration Risks. The Fund or Underlying Funds’ investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment. In addition, the Fund or Underlying Funds’ investments will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. The Fund or Underlying Funds may invest, directly and indirectly, in companies located in emerging industrialized or less developed countries or that derive their revenues principally from such countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors. In a changing market, the Advisor may not be able to sell the Fund’s portfolio securities, and the Fund Managers may not be able to sell the Underlying Funds’ securities, in amounts and at prices it considers reasonable. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging markets and their securities markets.

Sector Concentration. The Fund may invest in an Underlying Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Currency Risk. The Fund’s or Underlying Funds’ investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Infrastructure Assets are denominated against the U.S. dollar may result in a decrease in the Fund’s NAV.

Non-U.S. Risk. Certain of the Fund’s Underlying Investments may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) difficulty in obtaining or enforcing court judgments abroad; (x) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xi) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xii) political hostility to investments by foreign or private investment fund investors; and (xiii) less publicly available information.

Traditional Preferred Securities. Should an issuer of a non-cumulative preferred stock held by the Fund or Underlying Fund determine not to pay dividends on such stock, the amount of dividends the Fund or Underlying Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund or Underlying Funds invest will be declared or otherwise made payable.

Senior Loans Generally. Senior secured floating rate and fixed rate loans or debt (“Senior Loans”) are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund or Underlying Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. Many Senior Loans in which the Fund or Underlying Funds may invest may not be rated by a rating agency, will not be registered with the SEC, or any state securities commission, and will not be listed on any national securities exchange.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund or Underlying Funds may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund or Underlying Funds could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund or Underlying Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s or Underlying Funds’ yield may be lower.

First Lien Senior Secured Loans, Second Lien Loans and Unitranche Debt. When the Fund or Underlying Funds invest, directly or indirectly, in first lien senior secured loans, second lien loans, and unitranche debt of portfolio companies, the Fund or Underlying Funds will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s or an Underlying Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund or Underlying Funds will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund or Underlying Funds will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Loans. The Fund or Underlying Funds may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

High Yield Securities and Distressed Securities. The Fund or Underlying Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by a Fund Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Infrastructure Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative.

Infrastructure Investments Generally. Investments will be subject to the risks incidental to the indirect ownership and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, the ability of the third-party sponsors to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment. Because of the long time-lag between the approval of a project and its actual funding, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Fund invests will not have a readily ascertainable market price and will be fair valued by the Fund Manager. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Fund Manager, the accuracy of the valuations provided by the Fund Managers, that the Fund Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer.

Summary of Taxation

The Fund has elected to be treated and to qualify for taxation as a RIC under Subchapter M of the Code, which will require the Fund to meet certain requirements related to, among other things, the Fund’s sources of income, diversification of assets and distribution of earnings to Shareholders. Although the Fund intends to meet these requirements, no assurances can be given in this regard.

If for any taxable year the Fund were to fail to qualify as a RIC and certain cure provisions were inapplicable, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and such distributions would be taxable to the Shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits.

Please refer to “Tax Matters” in this Prospectus and “Tax Aspects” in the SAI for more detailed information, which is incorporated herein by reference.

You are urged to consult your tax advisor.

SUMMARY OF FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your investment)

	Class F Shares	Class I Shares
Maximum Sales Load imposed on purchases (as a percentage of offering price) (1)	None	None
Maximum Deferred Sales Load (as a percentage of offering price or repurchase proceeds, whichever is lower)	None	None
Dividend Reinvestment Plan Fees (2)	None	None
Maximum Early Repurchase Fee/Redemption Charges	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of average net assets attributable to Shares)

Management Fee (3)	1.25%	1.25%
Shareholder Servicing Fee (4)	0.00%	0.25%
Other Expenses (5)	1.75%	1.75%
Acquired Fund Fees and Expenses (6)	1.29%	1.29%

Total Annual Fund Operating Expenses	4.29%	4.54%
Fee Waivers and/or Expense Reimbursement (7)	(1.25)%	(1.25)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement (7)	3.04%	3.29%

(1)

While neither the Fund nor the Distributor imposes a sales load on Class F Shares or Class I Shares, if you buy Shares through certain selling agents or other financial intermediaries, they may directly charge you a transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their selling agents or other financial intermediaries about any transaction or other fees their selling agents or other financial intermediaries might impose on each class of shares. See “Plan of Distribution.”

(2)

The Transfer Agent’s (as defined below under “Custodian and Transfer Agent”) fees for the handling of the reinvestment of dividends will be paid by the Fund. Any fees attributable to the Dividend Reinvestment Plan are included in the estimate of “Other Expenses.”

(3)	The Advisor will receive an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Fund’s average net assets.

(4)

The Fund has adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) under which Class I Shares of the Fund pay a shareholder servicing fee. The shareholder servicing fee that Class I Shares will pay under the Shareholder Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to each of the Class I Shares) will be up to 0.25%. See “Plan of Distribution – Class I Shares.”

(5)	Other Expenses are based on estimated amounts for the first twelve months of operations.

(6)

Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Private Funds. Generally, asset-based fees payable in connection with Underlying Private Fund investments will typically range from 0.55% to 1.75% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 5-20% of an Underlying Private Fund’s net profits annually, although it is possible that such amounts may be higher or lower for certain Fund Managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Private Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Private Funds. The “Acquired Fund Fees and Expenses” disclosed above also include the fees and expenses for the Infrastructure ETFs, which are disclosed in the prospectuses for the Infrastructure ETFs. The “Acquired Fund Fees and Expenses” disclosed above are based on estimated amounts for the Fund’s first twelve months of operations.

(7)

Until July 31, 2026, RIM has contractually agreed to waive up to the full amount of its management fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 1.75% of the average daily net assets of the Fund on an annual basis (“Expense Agreement”). This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include interest on borrowed funds, shareholder services fees, acquired fund fees and expenses, or infrequent and/or unusual expenses (including litigation expenses). Subject to the terms of the Expense Agreement, expenses borne by the Advisor are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential.

Example

As required by relevant Securities and Exchange Commission (“SEC”) regulations, the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual expenses would remain at the percentage levels set forth in the table above, and that the Expense Agreement is only in effect until July 31, 2026. Thus, the Fee Waivers and/or Expense Reimbursement set out in the table above is reflected in the example through such date.

An investor would pay the following expenses on a $1,000 investment in the Shares, assuming a 5.0% annual return:

	1 Year	3 Years
Class F Shares	$31	$119
Class I Shares	$33	$126

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if Shareholders request repurchase proceeds to be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Transfer Agent, which is currently $15.

The purpose of the above tables is to help a holder of Shares understand the fees and expenses that such holder would bear directly or indirectly.

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. In addition to the fees and expenses described above, you may also be required to pay brokerage commissions or other transaction fees on the purchase of Shares, which are not reflected in the example.

THE FUND

The Russell Investments New Economy Infrastructure Fund (the “Fund”) is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is structured as an interval fund and continuously offers shares of the Fund (“Shares”).

The Fund is organized as a Delaware statutory trust pursuant to a Certificate of Trust, governed by the laws of the State of Delaware. The Fund’s principal office is located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, and its telephone number is (800) 787-7354.

Russell Investment Management, LLC (“RIM” or “Advisor”), provides all investment advisory and portfolio management services for the Fund.

RIM, located at 1301 Second Avenue, 18th Floor, Seattle, Washington 98101, is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) indirectly hold a significant minority ownership interest in RIM and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

USE OF PROCEEDS

The Fund invests the net proceeds of the continuous offering of Shares on an ongoing basis in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of the proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies. For example, while it is expected that at least 80% of the Fund’s net assets will be allocated to Infrastructure Assets under normal circumstances, there may be limited availability of Underlying Private Fund (as defined below) investments during the three-month period after the Fund’s receipt of proceeds. Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents. In addition, and subject to applicable law, the Fund may hold a portion of the proceeds in cash or cash equivalents to meet operational needs. So as to minimize the impact of cash or cash equivalents on return while providing the necessary liquidity to support the Fund’s investment strategies and potential Share repurchases, the Fund intends to invest its cash or cash equivalents in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments, including fixed income, equities and public and private vehicles that derive their investment returns from money market, fixed income and/or equity securities. The Fund may also invest its cash holdings in the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income. RIM has contractually and permanently waived its 0.05% advisory fee with respect to cash invested in the U.S. Cash Management Fund and is not permitted to re-institute its advisory fee or recoup its waived fees. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

THE FUND’S STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from registered open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to holders of Shares (“Shareholders”), the Fund is structured as an interval fund and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares. The Fund currently intends to offer to repurchase 5% of the Fund’s Shares in its quarterly repurchase offers.

The Fund’s net asset value (“NAV”) per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs. Investors may purchase Shares of the Fund daily based upon the Fund’s daily NAV per Share. The Fund intends to offer Shares without limiting the number of investors that can participate in its investment program.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objective. The Fund’s investment objective is to seek to provide long term capital growth and current income.

There can be no assurances that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s investment objective may be changed by the Board without prior Shareholder approval.

Investment Policies. The Fund has a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Infrastructure Assets (as defined below). The Fund may change this 80% policy without Shareholder approval upon at least 60 days’ prior written notice to Shareholders. For purposes of this 80% policy, “Infrastructure Assets” includes: (1) Underlying Funds that each invests at least a majority of its assets in infrastructure companies or individual infrastructure assets, including (a) private funds that are exempt from registration under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (“Underlying Private Funds”) and (b) the Russell Investments Exchange Traded Funds Global Infrastructure Active ETF, an exchange-traded fund registered under the 1940 Act that is managed by the Fund’s investment adviser, Russell Investment Management, LLC (“RIM” or “Advisor”) and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Active ETF”) and/or other active or passive exchange-traded funds that principally invest in infrastructure companies (together with the RI Global Infrastructure Active ETF, the “Infrastructure ETFs” and collectively with the Underlying Private Funds, the “Underlying Funds”), (2) secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) co-investments with other registered or unregistered funds or accounts in individual infrastructure assets (“Co-Investments”), and (4) investments in public securities (debt and equity) of infrastructure companies. The Fund’s investment in Infrastructure Assets will consist of a range of public and private infrastructure investments that vary across industry sectors and geographies allocated strategically by the Advisor. The Fund defines “infrastructure” as the systems, networks and facilities of industries such as energy, utilities, transportation, communication and other capital assets or services required for the normal function of society or modern economic activity.

Unless otherwise stated in this prospectus (“Prospectus”) or in the Statement of Additional Information (“SAI”), the Fund’s investment policies are non-fundamental policies and may be changed without Shareholder approval. Unless otherwise expressly stated in this Prospectus or the SAI, or otherwise required by applicable law, all percentage limitations stated in this Prospectus apply only at the time of investment and subsequent changes in percentage (including changes resulting from the Fund having a smaller base of assets after a repurchase offer) will not result in the Fund being required to dispose of any portfolio security.

Principal Investment Strategies

The Fund allocates its assets primarily among the Underlying Funds, which include the Underlying Private Funds and one or more of the Infrastructure ETFs. The Underlying Private Funds and the Infrastructure ETF, except for the RI Global Infrastructure Active ETF, are managed by investment managers unaffiliated with the Advisor (“Fund Managers”). The RI Global Infrastructure Active ETF is managed by RIM.

The Fund may make primary investments in the Underlying Private Funds (“Primary Investments”) or make secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund (“Secondary Investments”). The Fund may also invest in Co-Investments alongside other registered or unregistered funds and accounts managed by RIM, its affiliates, Fund Managers or other investment managers and invest in public equity or debt securities of infrastructure companies (“Listed Securities”). The Primary Investments and Secondary Investments in Underlying Private Funds, the investments in the Infrastructure ETFs, the Co-Investments and the investments in the Listed Securities, each of which is discussed further below, are referred to collectively in this Prospectus as the “Infrastructure Assets.” The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets will vary across industry sectors and geographies. The Fund intends to invest in Infrastructure Assets across the renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors.

The Underlying Funds may invest globally without restriction. The Fund may invest in any category of Underlying Funds, including regulated and unregulated funds and leveraged and unleveraged funds, in each case as may be established in Organization for Economic Co-operation and Development (“OECD”), a group of nations which are believed to have generally harmonized and stable policies in areas relevant to infrastructure, or non-OECD jurisdictions.

The Fund is a non-diversified fund within the meaning of the 1940 Act and the Advisor does not, and does not expect to, maintain any fixed guidelines for diversifying the Fund’s assets amongst Underlying Funds, issuers, industries, countries or strategies. However, the Fund intends to invest in, and to maintain a portfolio of, a diverse and broad range of Infrastructure Assets with numerous individual investment exposures. Among other dimensions of investment diversification, the portfolio is intended to be diversified by (1) sector, across the renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors, (2) region, across U.S., developed and emerging markets, and (3) issuer risk profile, across different operational statuses (such as, for example, assets which are already operational and generating revenue, those which are under construction and those which are in pre-construction development) and business plans (such as, for example, whether the company will seek to grow, will be managed to fulfill a specific contract or will be managed within a regulatory framework).

While the percentage of the Fund’s net assets invested in Underlying Private Funds may vary over time, it is anticipated that after an initial investment period approximately 70-90% of the Fund’s net assets (calculated at the time of investment) will be invested in Underlying Private Funds. The exact percentage of the Fund’s investment in Underlying Private Funds may vary over time and may exceed 90% of the Fund’s net assets at times, including due to, among other factors, the Fund selling its more liquid investments in connection with, or having a smaller base of assets after, a repurchase offer; the Fund nearing liquidation; Fund outflows of cash from time to time; and changes in the valuation of the Underlying Private Funds. There is no express limit on the amount of Fund assets that may be invested in Underlying Private Funds. As the value of the Fund’s net assets not invested in Underlying Private Funds increases, the Fund may invest additional assets in the Underlying Private Funds. As the value of the Fund’s net assets invested in Underlying Private Funds decreases, the Fund may also invest additional assets in Underlying Private Funds.

The Fund’s investments are selected based on RIM’s open-architecture investment process, which consists of investment diligence, portfolio construction and management and investment governance. The investment decision-making process is team-based and revolves around the interaction between RIM’s portfolio managers, analysts and strategists, within a broader investment governance framework.

RIM’s diligence process includes investment research on the Underlying Private Funds and the Fund Managers. The research process is based on objective face-to-face interviews supported by quantitative analysis, including evaluations of the Fund Managers’ organization, people, and investment processes and the Underlying Private Funds’ performance and investment profile. RIM’s research analysts generally seek to identify Underlying Private Funds and Fund Managers that they believe will be able to outperform the market in their given area of expertise. RIM’s diligence process also includes operational due diligence (“ODD”) on the Fund Managers, which is an assessment of the Fund Manager’s business, operational and compliance risks.

The RIM portfolio managers have ultimate accountability for the investment selection and allocation in the Fund. In the portfolio construction and management process, the portfolio managers work closely with the manager research and ODD teams to arrive at investment decisions. RIM’s investment governance committees review and approve portfolio manager decisions regarding new investments, liquidation of investments and significant changes in investment allocations.

The Advisor, in its sole and absolute discretion, reserves the right to invest the Fund’s assets in the manner it deems most appropriate to achieve the Fund’s investment objective in light of existing market and economic conditions.

The investment philosophy of RIM in the infrastructure asset class is to make investments which provide essential infrastructure in a changing world. What constitutes essential infrastructure evolves with the way we produce and consume energy, communicate, and transport people and goods. RIM seeks to apply this “new economy” philosophy to the investment program of the Fund by combining a disciplined approach to investment selection with the flexibility to consider new modalities as they mature into essential infrastructure. At the same time, the investment program of the Fund recognizes that essential infrastructure requirements change slowly over time, and companies and assets which may reflect more traditional infrastructure types can still be indispensable in the long-term and therefore be consistent with a “new economy” investment philosophy.

Primary Investments in Underlying Private Funds. The Fund may make Primary Investments in the Underlying Private Funds. Primary Investments, or “primaries,” refer to direct investments in newly established Underlying Private Funds that are early in their lifecycle and have typically not yet begun investing. Primary Investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Underlying Private Fund and utilized to finance its investments in portfolio companies during a predefined period. An Underlying Private Fund’s NAV will typically exhibit a “J-Curve,” undergoing a decline in the early portion of the Underlying Private Fund’s lifecycle as investment-related expenses and fees accrue prior to the realization of investment gains from portfolio investments, with the trend typically reversing in the later portion of the Underlying Private Fund’s lifecycle as portfolio investments are sold and gains from investments are realized and distributed. There can be no assurance that any or all Primary Investments made by the Fund will exhibit this pattern of investment returns and realization of later gains is dependent upon the performance and disposition of each Primary Investment’s portfolio investments. Primary Investments typically have an anticipated holding period from ten to twelve years, including extensions. Underlying assets acquired in Primary Investments typically have an anticipated holding period from five to seven years, with potential variation in holding period depending upon the type of asset or other characteristics. Any individual Primary Investments or underlying assets in the Underlying Private Funds may be held longer than anticipated.

Primary Investments are generally closed-end funds and only accept new investments during a finite period. Typically, Fund Managers will not launch new funds more frequently than every two to four years. Market leaders generally offer multiple primary investments each year, but they may not offer funds within a given geography or that pursue a certain strategy in any particular year. Accordingly, many funds managed by top-tier private market firms will be unavailable for a Primary Investment at any given time. Because of the limited timeframe of opportunity for investment in any given fund, having a well-established relationship with a Fund Manager is critically important for Primary Investments.

Primary Investments include seasoned primary investments (“Seasoned Primaries”), which are investments made later in an Underlying Private Fund’s lifecycle than typical primaries. Seasoned Primaries may receive earlier distributions, and the investment returns from Seasoned Primaries may exhibit less of a delayed cash flow and return “J-Curve” than other Primary Investments. In addition, Seasoned Primaries may enable the Fund to deploy capital more readily with less uncertainty as to the eventual portfolio composition than other Primary Investments.

Secondary Investments in Underlying Private Funds. The Fund may make Secondary Investments in the Underlying Private Funds. Secondary Investments refer to investments in the Underlying Private Funds through the acquisition of an existing interest by one investor from another in a negotiated transaction. In so doing, the buyer will acquire the existing interest and take on any future funding obligations in exchange for future returns and distributions.

Secondary Investments include the growing general partner led secondary market, which has evolved toward sales of a portion of a portfolio, or a specific asset, and continuation vehicles with general partners structuring a vehicle that allows for continued participation in the growth of the remaining assets, or a specific asset, beyond a fund’s traditional exit time frame. Secondary Investments may also include newly established Underlying Private Funds that are fully funded at the time of the Fund’s acquisition.

Secondary Investments may be acquired at a discount to the Underlying Private Fund’s NAV. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its daily NAV. Because Secondary Investments are generally made when an Underlying Private Fund has exited its initial investment period (typically three to seven years after the fund commences operations) and has deployed a significant portion of its capital into portfolio companies, Secondary Investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

The secondary market continues to evolve and expand. Secondary Investments may include various structures by which the Fund gains exposure to the private markets including those described above and others that share some of the same characteristics.

The Fund may also invest in the equity or debt of structured transactions such as collateralized fund obligations or similar investment vehicles (“CFOs”) that own existing underlying private funds and co-investments. Such investments share the described characteristics of a Secondary Investment.

Infrastructure ETFs. Subject to applicable regulatory limits, the Fund intends to invest in one or more of the Infrastructure ETFs, including the RI Global Infrastructure Active ETF, a series fund of Russell Investments Exchange Traded Funds, which is a registered open-end investment company under the 1940 Act. As a shareholder in the Infrastructure ETFs, the Fund will bear its ratable share of the Infrastructure ETF’s expenses and will remain subject to payment of the Fund’s management and other fees and expenses with respect to assets so invested. Holders of Shares of the Fund will therefore be subject to duplicative fees and expenses. The Advisor will take expenses into account when evaluating the investment merits of the Fund’s investment in the Infrastructure ETFs relative to other available investments. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential.

The RI Global Infrastructure Active ETF. The RI Global Infrastructure Active ETF is managed by RIM and pays a management fee to RIM. As a shareholder in the RI Global Infrastructure Active ETF, the Fund will bear its ratable share of RI Global Infrastructure Active ETF’s expenses and will remain subject to payment of the Fund’s management and other fees and expenses with respect to assets so invested. Holders of Shares of the Fund will therefore be subject to duplicative expenses. The Advisor will take expenses into account when evaluating the investment merits of the Fund’s investment in the Infrastructure ETFs relative to other available investments. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential.

Unregistered Open-End Fund Investments. The Fund’s investment in Underlying Private Funds may include unregistered open-end funds (“Unregistered Open-End Funds”). Unregistered Open-End Funds typically are evergreen or long duration structures, where the interest of one or multiple investors is acquired by another investor, or an interest is acquired by an investor through the provision of growth or acquisition capital, in both cases typically at NAV. Investments in Unregistered Open-End Funds are similar to Secondary Investments in closed-end Underlying Private Funds in that both involve the acquisition of an interest in what is typically a mature portfolio, and all, or the majority, of capital is deployed at the time of investment, and therefore the impact of the “J-Curve” (which refers to the performance pattern in which an Underlying Private Fund’s NAV typically declines moderately or flattens during the early portion of the Underlying Private Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains) may be mitigated. There can be no assurance that any or all Unregistered Open-End Fund investments made by the Fund will exhibit any particular pattern of investment returns, and realization of later gains is dependent upon the performance of each Underlying Fund’s portfolio investments. In addition to accessing an

Unregistered Open-End Fund investment via a subscription to the fund on a primary basis, the Fund may also acquire an interest in an Unregistered Open-End Fund by acquiring existing units or shares from an existing investor in a Secondary Investment transaction.

Other Pooled Investments. In addition to the Underlying Private Funds and the Infrastructure ETFs, the Fund may invest in other types of pooled investment vehicles, including but not limited to other interval funds.

Co-Investments. Co-Investments generally involve the Fund directly acquiring an equity or debt interest in an operating company, project or property alongside registered or unregistered funds and accounts managed by RIM, a RIM affiliate, a Fund Manager or another investment manager that leads the transaction. Co-Investments are generally structured such that the lead and co-investors collectively hold a controlling interest of the operating company, project or property. Capital committed to a Co-Investment is typically invested immediately, mitigating J-Curve and creating a more predictable cash flow dynamic, but equity Co-Investments may also involve a commitment to fund additional capital under certain circumstances.

Listed Infrastructure Companies. The Fund will, and the Underlying Funds may, invest in securities issued by companies that are engaged in the infrastructure business. Infrastructure companies include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. The Fund will invest in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world, including the U.S., in a globally diversified manner. The Fund may invest a portion of its assets in non-U.S. securities, including emerging markets securities. The Fund considers emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Fund may invest in large, medium or small capitalization companies.

Private Equity. The Fund or Underlying Funds may invest in private equity in infrastructure asset owners or infrastructure service providers. Private equity is a common term for investments that are typically made in non-public companies through bespoke, privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, subordinated debt and warrants, or other instruments, depending on the strategy of the investor and the financing requirements of the company.

The private equity market is diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year. The Fund or Underlying Funds may invest in all segments of private equity on a global basis.

Fixed Income Securities. The Fund or Underlying Funds may invest without limit in fixed-income securities across several investment sectors, including, but not limited to: fixed-income securities rated below investment grade, investment grade corporate bonds, fixed-income securities issued by governmental entities (including supranational entities), their agencies and instrumentalities, and other fixed and floating or variable rate obligations. The Fund or Underlying Funds may invest in such fixed-income securities of issuers located in the United States and non-U.S. countries, including emerging market countries.

Index-Based Investing. The Fund may use an index replication strategy to seek to purchase fixed income securities in an index (the “reference index”) in order to track the reference index’s performance. In implementing this strategy, the Fund would generally hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector.

Private Debt. The Fund or Underlying Funds may invest in the private debt of infrastructure asset owners or infrastructure service providers. Private debt is a common term for loans and similar investments typically made in private companies that are generally negotiated directly with the borrower. Private debt investments may be structured using a range of financial instruments, including but not limited to, first and second lien senior secured loans, unitranche debt, unsecured debt, and structurally subordinated instruments. From time to time these investments might include equity features such as warrants, options, common stock or preferred stock, depending on the strategy of the investor and the financing requirements of the company or asset. The Fund’s private debt investments may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated and are sometimes referred to as “junk.” Below investment grade securities have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The Fund or Underlying Funds may invest in all forms of private debt on a global basis.

Derivatives for Hedging Purposes. The Fund or Underlying Funds may seek to hedge the exposures to any Underlying Investments that are denominated in currencies other than the U.S. dollar against the Fund’s exposure to the U.S. dollar. To implement such hedging, the Fund or Underlying Funds may enter into derivative transactions, including, without limitation, forward currency contracts, currency futures, spot transactions, options and swaps. To the extent that the Fund or an Underlying Fund engages in any such hedging activities, there is no guarantee that the Fund or Underlying Fund will be successful in this endeavor or that any currency hedging activities will not generate losses. To the extent that the Fund engages in any such hedging activities, the Fund’s currency hedges will be reviewed periodically, and the Advisor will endeavor to adjust and rebalance currency hedges from time to time as it may deem appropriate. There is however no obligation to engage in any such currency hedging.

Additional Investment Strategies.

In addition to the principal investment strategies described above, the Fund’s or Underlying Funds’ portfolios may include some combination of the following types of securities, instruments or investments. There is no guarantee the Fund or the Underlying Funds will invest in all of the types of securities, instruments and investments that are described herein.

Other Real Assets. In addition to the Infrastructure Assets, the Fund or Underlying Funds may invest in other real assets, including natural capital and natural resource investments, among other hard asset categories. A common thread across the sub-strategies is that investments typically feature hard assets that are often capital intensive, as well as a component of current yield and an expected insulation of the underlying asset’s appreciation against the effects of inflation. The mix of current yield and growth across the underlying assets will vary depending on the specific asset class and stage of development of the underlying assets.

Natural capital is viewed as an attractive complement to the Fund’s other assets, with its focus on sustainable agriculture, sustainable forestry and other sustainable natural assets. Sustainable agriculture consists of investments in farmland and related supply chain assets, along with biological assets (e.g., crops and livestock) that produce food, fiber, and renewable energy feedstocks. These investments focus on sustainably leveraging the productive capacity of the land base, and supply chains to transform and distribute production to processors, retailers, and industrial buyers, as well as related appreciation of farmland and supply chain assets. Sustainable forestry investments focus on safely and sustainably producing raw materials necessary for production of goods while leveraging sustainable business practices. These materials include outputs such as timber products and pulp for the manufacture of paper products. These investments, along with other real asset investments, have often shown historical returns with a positive correlation to inflation, a low or negative correlation to public and private equities and debt, and low volatility in their overall return profile with resilient asset value attributes through economic and financial cycles.

Real Estate. The Fund or Underlying Funds may invest in companies or assets which have private real estate holdings. Private real estate is a common term for unregistered real estate investments made through privately negotiated transactions. Similar to investments in the infrastructure asset class, real estate investments generally provide investment returns with a mix of current yield and growth across the underlying assets. The ultimate mix will vary depending on the stage of development of the underlying assets. Real estate investments are typically equity investments in the underlying real estate property, but in some cases, may also involve the debt/mortgages supporting the properties.

Non-U.S. Securities. The Fund or Underlying Funds may invest without limit in non-U.S. securities (“Non-U.S. Securities”). Non-U.S. Securities may be U.S. dollar-denominated or non-U.S. dollar-denominated.

Emerging Markets Investments. The Fund or Underlying Funds may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. The Fund considers emerging market countries to include every country in the world (including countries that may be considered “frontier” markets) except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Foreign Currency Transactions. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s or Underlying Funds’ assets may be denominated in non-U.S. currencies and the income received by the Fund from such securities will be paid in non-U.S. currencies. The Fund or Underlying Funds also may invest in or gain exposure to non-U.S. currencies for investment or hedging purposes.

Senior Loans. The Fund or Underlying Funds may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans typically have a stated term of between five and nine years and have rates of interest that typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Because of prepayments, the Advisor expects the average life of the Senior Loans in which the Fund invests to be shorter than the stated maturity.

Second Lien Loans. The Fund or Underlying Funds may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt. Second lien loans have the same characteristics as Senior Loans except that such loans are second in lien property rather than first.

Unitranche Loans. The Fund or Underlying Funds may invest in unitranche loans. Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the first out tranche is paid. The Fund or Underlying Funds may participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Mezzanine Loans. The Fund or Underlying Funds may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants.

Preferred Securities. The Fund or Underlying Funds may invest in preferred securities. There are two basic types of preferred securities: traditional preferred securities and trust preferred securities.

Traditional Preferred Securities. The Fund or Underlying Funds may invest in traditional preferred securities. Traditional preferred securities generally pay fixed or adjustable rate dividends (or a combination thereof—e.g., a fixed rate that moves to an adjustable rate after some period of time) to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.

Trust Preferred Securities. The Fund or Underlying Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Other Investment Companies. The Fund will invest in one or more of the Infrastructure ETFs, subject to applicable regulatory limits. The Fund or Underlying Funds may invest in securities of other affiliated and unaffiliated open- or closed-end investment companies, subject to applicable regulatory limits.

Illiquid Investments. The Fund will invest, and the Underlying Funds may invest, without limitation, in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. Liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. Illiquid investments may trade at a discount from comparable, more liquid investments. Illiquid investments are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.

Restricted Securities. The Fund or Underlying Funds may invest in securities that are not registered under the Securities Act of 1933 (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.

Repurchase Agreements and Purchase and Sale Contracts. The Underlying Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund’s or Underlying Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The risk to the Fund or Underlying Funds is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund or Underlying Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund of Underlying Fund may be delayed or limited. For repurchase agreements held by the Fund, the Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

A purchase and sale contract is similar to a repurchase agreement, but differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund or Underlying Private Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund or Underlying Private Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund or Underlying Private Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Other Management Techniques. The Fund or Underlying Funds may use a variety of other investment management techniques and instruments. The Fund or Underlying Funds may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These types of instruments and techniques may be used for foreign currency exposure management and other bona fide hedging purposes, including to reduce exposure to market securities for purposes of preserving liquidity.

Financial Futures Transactions and Options. The Fund or Underlying Funds may be authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund’s or Underlying Funds’ return. Any transactions by the Fund involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund or Underlying Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. The Fund or Underlying Funds may invest in futures contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Fund or Underlying Funds may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates, as described below. The Fund or Underlying Funds may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Fund or Underlying Funds also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Fund or Underlying Funds invest to make such hedging appropriate.

Futures Strategies. The Fund or Underlying Funds may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates, changes in foreign currency exchange rates, changes in commodity prices or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund’s or Underlying Funds’ portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Fund’s or Underlying Funds’ positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s or Underlying Funds’ investments that are being hedged. While the Fund or Underlying Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Fund’s or Underlying Funds’ investments being hedged. In addition, the ability of the Fund or Underlying Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Fund or Underlying Funds. Employing futures as a hedge also may permit the Fund or Underlying Funds to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Fund or an Underlying Fund intends to purchase a security, the Fund or Underlying Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Fund or Underlying Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Fund or Underlying Funds may purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Fund or Underlying Funds may purchase a call option on a futures contract to hedge against a market advance when the Fund or Underlying Fund is not fully invested. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund or Underlying Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s or Underlying Funds’ portfolio holdings.

Put Options on Futures Contracts. The Fund or Underlying Funds may purchase of a put option on a futures contract. A purchase of a put option on a future contract is analogous to the purchase of a protective put option on portfolio securities. The Fund or Underlying Funds may purchase a put option on a futures contract to hedge the Fund’s or Underlying Funds’ portfolio against the risk of rising interest rates, changes in foreign currency exchange rates, changes in commodity prices or otherwise.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund or Underlying Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund or Underlying Funds intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The Advisor on behalf of the Fund, has claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Advisor is not subject to registration and regulation as a “commodity pool operator” with respect to the Fund. If the Advisor was unable to claim this exemption with respect to the Fund, the Advisor would become subject to registration and regulation as a “commodity pool operator,” which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses.

Cash or Cash Equivalents. The Fund may also invest in cash or cash equivalents, direct obligations issued or unconditionally guaranteed by the government of any OECD country or issued by any agency thereof, money market instruments, commercial paper or other short-term debt obligations, interest-bearing accounts at a registered broker-dealer, money market mutual funds, certificates of deposit or similar financial instruments maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States, any state thereof, the District of Columbia, or any other OECD country or political subdivision thereof or overnight repurchase agreements with primary U.S. Federal Reserve Bank dealers collateralized by direct U.S. Government obligations or similar arrangements with the central banks of OECD countries.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds, which may be a substantial portion, in cash or cash equivalents. In addition, and subject to applicable law, the Fund may hold a portion of the proceeds in cash or cash equivalents to meet operational needs. So as to minimize the impact of holdings in cash or cash equivalents on return while providing the necessary liquidity to support the Fund’s investment strategies and potential Share repurchases, the Fund intends to invest its cash in securities and vehicles that are intended to provide an investment return while offering better liquidity than typical private markets investments, including fixed income, equities and public and private vehicles that derive their investment returns from money market, fixed income and/or equity securities.

The Fund may also invest its cash in the U.S. Cash Management Fund, an unregistered fund advised by RIM whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. Russell Investments Fund Services, LLC, an affiliate of RIM, charges a 0.05% administrative fee to the Cash Management Fund. The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities; and (11) asset backed securities.

LEVERAGE

The Fund will use leverage to seek to achieve its investment objective. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. The Fund may use leverage to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund may leverage its portfolio by entering into credit facilities. The Fund is permitted to borrow money in an amount up to 33 1/3% of its total assets (the “Asset Coverage Requirement”). The Fund does not intend to use leverage within its first year of operations.

The Underlying Funds and other Underlying Investments may also utilize leverage in their investment activities but are generally not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged Underlying Investments and, as a result, the volatility of the value of Shares may be substantial, especially during times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) and/or general market turmoil, such as that experienced during late 2008 or the global pandemic. In general, the use of leverage by the Fund’s Underlying Investments may increase the volatility of their values and of the value of the Shares.

The use of leverage can create additional risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Share of an applicable class to a greater extent than if the Fund did not utilize leverage. When the Fund is using leverage, its NAV and rate of distribution will be more volatile. The Fund’s leveraging strategy may not be successful. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Funds at inopportune times, which may further depress the returns of the Fund.

Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies if the Fund were to utilize leverage.

Additional risks associated with the Fund’s use of leverage are discussed in “Risks—Principal Investment-Related Risks—Leverage Utilized by the Fund.”

Derivatives and Other Leveraged Transactions

The Fund may also enter into derivative transactions that have leverage embedded in them. Derivative and other leveraged transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus. There can be no assurance that investments in derivative transactions that have leverage embedded in them will result in a higher return on the Shares. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives and certain other leveraged transactions in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See “Investment Policies and Risks—Other Risks—Regulatory Changes” in the SAI.

Temporary Borrowings

The Fund may also borrow money from other lenders as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund will fluctuate and you could lose money. Please refer to the discussion below and the Fund’s SAI for a discussion of risks associated with types of securities held by the Fund and Underlying Funds and the investment practices employed by the Fund and Underlying Funds.

The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The risks described below that are associated with investing in the Underlying Funds are also risks of investing in the Fund as a result of its investment in the Underlying Funds.

Principal Investment-Related Risks

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s or an Underlying Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends largely upon the Advisor’s selection of Infrastructure Assets, including the Underlying Funds, the allocation of offering proceeds thereto and the performance of the Infrastructure Assets. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, changes in commodity prices, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund. Unexpected volatility or lack of liquidity, such as the general market conditions that had prevailed in 2008, could impair the Fund’s profitability or result in its suffering losses.

Illiquid and Restricted Securities. There is no regular market for the Underlying Private Funds and certain of the Fund’s other Underlying Investments and they typically must be sold in privately negotiated transactions. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or Underlying Fund or less than their fair market value. The Fund’s ability to realize gains may be limited by its substantial investment in Infrastructure Assets, including the Underlying Private Funds, as a result of the potentially long duration before realization events or other exit opportunities that would allow the Fund to realize gains from a substantial percentage of its investments. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund or Underlying Funds are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund or Underlying Funds may be required to bear the expenses of registration. Certain of the Fund’s or Underlying Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund or Underlying Funds may obtain access to material nonpublic information, which may restrict the Fund’s or Underlying Funds’ ability to conduct portfolio transactions in such securities. In some cases, the Fund or Underlying Fund may pay fees such as placement fees to an intermediary in connection with acquiring privately placed securities.

Certain of the Fund’s Underlying Investments and the Underlying Funds’ investments may be new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Fund or Underlying Funds may have to estimate their value, which means that their valuation (and thus the valuation of the Fund) may have a subjective element. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund or Underlying Funds decide to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund or Underlying Funds might obtain less favorable pricing terms that when it decided to sell the security.

The risks associated with illiquidity will be particularly acute where the Fund’s or Underlying Funds’ operations require cash (such as in connection with repurchase offers), such as when the Fund or Underlying Funds pay dividends, and could result in the Fund or Underlying Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to fully invest its subscriptions.

Similarly, identification of attractive investment opportunities by Fund Managers of the Underlying Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Fund Manager, it may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Advisor and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Advisor will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles. See “Conflicts of Interest — The Advisor” in the SAI.

Underlying Private Funds Generally. Securities of the Underlying Private Funds, as well as the underlying companies in which the Underlying Private Funds invest, tend to be more illiquid and highly speculative. The Fund may invest in Underlying Private Funds that are general or limited partnerships. Partnership units may be less liquid than publicly traded common stock. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification. Additionally, the regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisor’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisor’s business. There can be no assurances that the Fund or the Advisor will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Termination of the Fund’s Interest in an Underlying Private Fund. An Underlying Private Fund may, among other things, terminate the Fund’s interest in that Underlying Private Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Underlying Private Fund or if the continued participation of the Fund in the Underlying Private Fund would have a material adverse effect on the Underlying Private Fund or its assets. The Fund’s over-commitment strategy (which is described below under “Commitment Strategy”) may increase the risk that the Fund is unable to satisfy a capital call from an Underlying Private Fund.

Primary Investments in Underlying Private Funds. The market for Primary Investments may be very limited and competitive, and the Primary Investments to which the Fund wishes to allocate capital may not be available at any given time. Primary Investments may be heavily negotiated and may create additional transaction costs for the Fund.

Secondary Investments in Underlying Private Funds. The overall performance of the Fund’s Secondary Investments will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an Underlying Private Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a Secondary Investment than it would have if it were also privy to such information. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisor considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund will generally not have the ability to modify or amend such Underlying Private Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments. Where the Fund acquires a Secondary Investment in an Underlying Private Fund, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions of the relevant Secondary Investments and, subsequently, the Underlying Private Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Underlying Private Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Underlying Private Fund, there can be no assurance that the Fund would have such right or prevail in any such claim. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including, among other things: (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk. Additionally, the Fund may acquire interests in Secondary Investments through structured transactions such as CFOs or similar investment vehicles that own existing secondaries and co-investments. These structures may impose additional administrative costs that the Fund would not have incurred had it invested in Secondary Investments directly. Secondary Investments held inside of a CFO may be subject to the risks and benefits of leverage at the CFO level. If the Fund acquires a Secondary Investment in an Underlying Private Fund through a CFO, the Fund may be limited in its ability to enforce its rights against such Underlying Private Fund.

Commitment Strategy. The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Underlying Private Funds. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

The Fund may make an “over-commitment” to an investment from time to time, whereby the Fund may commit to making an investment in an amount that exceeds the ability of the Fund to contribute in full at the time of making the commitment, which could result in an insufficient cash supply to fund unfunded commitments to Underlying Private Funds. Such a short fall would have negative impacts on the Fund, including an adverse impact on the Fund’s ability to pay distributions, repurchase Shares or to meet expenses generally. Moreover, if the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Underlying Private Fund. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Underlying Funds (including the complete forfeiture of the Fund’s investment in an Underlying Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Liquidity Mismatch. An Underlying Fund’s liquidity terms may differ from those of the Fund. For example, the Fund may invest in an Underlying Fund that permits voluntary withdrawals. In the event that there are substantial withdrawals or redemptions from an Underlying Fund within a limited period of time, the relevant Fund Manager may find it difficult to adjust its asset allocation and trading strategies. Under such circumstances, in order to provide funds to pay withdrawals or redemptions, the Fund Managers may be required to liquidate positions at an inappropriate time or on unfavorable terms. On an ongoing basis, irrespective of the period over which substantial withdrawals or redemptions occur, it may be more difficult for the relevant Underlying Fund to generate additional profits operating on a smaller asset base and, as a result of liquidating assets to fund withdrawals or redemptions, which may adversely affect the Fund’s investment therein.

“J-Curve” Performance Risk. Underlying Private Funds typically exhibit “J-Curve” performance, such that an Underlying Private Fund’s NAV typically declines moderately or flattens during the early portion of the Underlying

Private Fund’s lifecycle as investment-related fees and expenses accrue prior to the realization of investment gains. As the Underlying Private Fund matures and as assets are sold, the Advisor believes that the pattern typically reverses with increasing NAV and distributions. There can be no assurance, however, that any or all of the Underlying Private Funds in which the Fund invests will exhibit this pattern of investment returns.

Securities of Other Investment Companies and Other Pooled Vehicles. Shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Advisor), but also, indirectly, the similar expenses of the underlying investment companies or other pooled vehicles in which the Fund invests. Shareholders will also be exposed to the risks associated not only to the investments of the Fund but also to the portfolio investments of the underlying investment companies or other pooled vehicles.

Co-Investments and Allocation of Investment Opportunities Risk. The Advisor advises clients and sponsors, administers, manages and/or advises traditional and non-traditional investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the “Related Investment Accounts”). Certain Related Investment Accounts may have investment objectives and/or utilize investment strategies that are similar or comparable to those of the Fund (the “Related Funds”). As a result, certain investments may be appropriate for the Fund and also for other Related Investment Accounts.

Decisions as to the allocation of investment opportunities among the Fund and other Related Investment Accounts present numerous inherent conflicts of interest, particularly where an investment opportunity has limited availability. In order to address these conflicts of interest, the Advisor adopted allocation policies and procedures that were designed to require that all investment allocation decisions made by the investment team are being made fairly and equitably among Related Investment Accounts over time.

Subject to applicable law, the Advisor will allocate opportunities among the Fund and the Related Investment Accounts in its sole discretion. The Advisor will determine such allocations among its Related Investment Accounts in its sole discretion in accordance with their respective guidelines and based on such factors and considerations as it deems appropriate. Subject to the foregoing and the paragraph below, available capacity with respect to each investment opportunity generally will be allocated among the various Related Investment Accounts for which the investment has been approved pro rata.

The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisor and the Fund have applied for an exemptive order from the SEC that would permit the Fund to co-invest alongside its affiliates in privately negotiated investments. There is no assurance that the Fund will receive the relief requested in the application for the exemptive order. The Fund anticipates that, if granted, the SEC exemptive order will contain certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where the Advisor’s advised funds have an existing investment in the operating company or Underlying Fund. The Fund further anticipates that, if granted, the exemptive order will provide that third parties, such as the Fund Managers of Primary Investments, may not prioritize an allocation to the Fund when faced with a more established pool of capital also competing for allocation. Ultimately, an inability to receive the desired allocation to certain Infrastructure Assets could represent a risk to the Fund’s ability to achieve the desired investment returns.

Fixed Income Securities. Fixed income securities generally are subject to the following risks:

(i)

Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall and when interest rates fall, prices of fixed income securities rise. Interest rates have recently been increased from historical lows and may continue to increase in the future, though the timing or magnitude of future increases is difficult to predict. As a result, risks associated with rising interest rates are currently heightened. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. The effect of changing interest rates on financial markets, including negative interest rates, cannot be known with certainty but may expose fixed-income and related markets to heightened volatility and illiquidity. Very low or negative interest rates may magnify interest rate risks. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market and/or if negative interest rates persist for a sustained period of time, investors may seek to reallocate assets to higher-yielding assets which, among other potential consequences, could result in increases in the yield and decreases in the prices of fixed-income investments over time;

(ii)

Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions. Fixed income markets have experienced volatility, which may result in increased shareholder redemptions;

(iii)	Company risk which is the risk that the value of fixed income securities fluctuates in response to the performance of individual companies;

(iv)

Credit and default risk which is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and

(v)	Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

Index-Based Investing Risks. The Fund may use an index replication strategy to seek to purchase fixed income securities in an index (the “reference index”) in order to track the reference index’s performance. In implementing this strategy, the Fund would generally hold constituent securities of the reference index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of the performance of individual securities or market conditions could cause the Fund’s return to be lower than if the Fund employed a fundamental investment approach to security selection. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the Fund will differ from the performance of the reference index it seeks to track due to differences in security holdings, operating expenses, transaction costs, cash flows and operational inefficiencies.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities and to otherwise provide the Fund with liquidity — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements (such as lines of credit) to fund investments up to the limits of the Asset Coverage Requirement. Leverage may be used to provide the Fund with temporary liquidity to acquire investments in advance of the Fund’s receipt of proceeds from the realization of other assets or additional sales of Shares. The Fund is expected to enter into a credit agreement for such purposes. See “Leverage.”

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” (meaning periods in which there is a substantial decline in lending activity by financial institutions and in the availability of loans and other forms of credit) or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Underlying Funds at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also invest directly in an operating company as a lead investor or syndicate partner to a Fund Manager. Securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Advisor’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Advisor’s business. There can be no assurances that the Fund or the Advisor will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Equity Securities. In addition to equity securities described above in this Prospectus, the Fund or Underlying Funds may invest in other equity securities, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company, public or private. The Fund or Underlying Funds may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the Fund or Underlying Funds may have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Exchange-Traded Funds. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. ETF shares can trade at either a discount or premium to their NAV. If an ETF held by the Fund or an Underlying Fund trades at a discount to NAV, the Fund or Underlying Fund could lose money even if the securities in which the ETF invests go up in value. There can be no assurances that an ETF’s investment objectives will be achieved, and ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including management or other fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Investments in the Debt Securities of Small or Middle-Market Portfolio Companies. The Fund’s and Underlying Funds’ investments may include loans to small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

•	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

•	may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund or Underlying Fund that has invested in the portfolio company; and

•	generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time. Further, smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which the Underlying Private Funds invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Underlying Private Funds may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect the Fund’s or Underlying Private Funds’ investment returns.

Industry Concentration Risk. By concentrating in Infrastructure Assets, the Fund carries much greater risk of adverse developments in the infrastructure industry than a fund that invests in a wide variety of industries.

Infrastructure Sector Risk. The Fund and Underlying Funds will invest, directly or indirectly, in infrastructure. Because the Fund concentrates (i.e., invests more than 25% of its assets) its investments in Infrastructure Assets, the Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. Infrastructure Assets may be subject to a variety of risks, not all of which can be foreseen or quantified, including: (i) the burdens of ownership of infrastructure: (ii) local, national and international political and economic conditions; (iii) the supply and demand for services from and access to infrastructure; (iv) the financial condition of users and suppliers of Infrastructure Assets; (v) changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of Infrastructure Assets difficult or impracticable; (vi) changes in regulations, planning laws and other governmental rules; (vii) changes in fiscal and monetary policies; (viii) under-insured or uninsurable losses, such as force majeure acts and terrorist events; (ix) reduced investment in public and private infrastructure projects; and (x) other factors which are beyond the reasonable control of the Fund or the Underlying Funds. Many of the foregoing factors could cause fluctuations in usage, expenses and revenues, causing the value of investments to decline and a material adverse effect on an Underlying Investment’s performance.

•	Renewable energy infrastructure companies are subject to risks including variability in the price of electricity, dependence on access to electricity transmission networks and physical pathways to market, periodic grid congestion which can curtail access to the electricity grid for the electricity produced, high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets, adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies, dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather, the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated, and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes.

•	Digital communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•

Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy infrastructure companies.

•	Social infrastructure companies/issuers, whose principal business activity is typically providing infrastructure services to institutions such as municipalities, universities, schools and hospitals, are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

•	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

•	Utilities company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities companies are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Energy Sector Risk. The Fund or Underlying Funds’ assets may include energy sector investments, thereby exposing the Fund and Underlying Funds to risks associated with this sector. Increases or decreases in the commodity supply or demand and resulting changes in pricing related to natural gas, natural gas liquids, crude oil, coal or other energy commodities, may have a significant impact on the assets focused on this sector. Additionally, the energy sector is a highly regulated industry both domestically and internationally which can also have a material impact on the investments in this sector. Other factors that may adversely affect the value of securities of companies in the energy sector include operational risks, challenges to exploration and production, competition, inability to make accretive acquisitions, significant accident or event that is not fully insured at a company, natural depletion of reserves, and other unforeseen natural disasters.

Energy sector investments are affected by worldwide energy prices and costs related to energy production. These investments may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These investments may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Utilities Sector. The Fund’s or Underlying Funds’ assets may include utilities sector investments, thereby exposing the Fund and Underlying Funds to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation, and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.

Natural Resources and Natural Capital Risk. The Fund’s investments in natural resources and natural capital companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.

Other Investment Companies. As a shareholder in an investment company, including the Underlying Private Funds and the Infrastructure ETFs, the Fund or Underlying Fund, as applicable, will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the investment company’s advisory and other fees and expenses with respect to assets so invested. Holders of Shares will therefore be subject to duplicative expenses to the extent the Fund or an Underlying Fund invests in other investment companies. The Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement

(the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund or Underlying Funds may be subject to the extent it employs a leverage strategy. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s Shares) will be diminished. In addition, the market value of the shares of investment companies may differ from their NAV.

Special Situations and Distressed Investments. The Fund or Underlying Funds may, directly or indirectly, invest in securities and other obligations of companies that are in special situations involving significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that RIM or a Fund Manager will correctly evaluate the value of the assets securing these debt investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to such companies, the Fund or Underlying Fund may lose its entire investment, may be required to accept cash or securities with a value less than the original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Venture Capital and Growth Equity. The Fund or Underlying Funds may invest in venture capital and growth equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses.

Growth equity is usually classified by investments in private companies that have achieved product-market fit but may still need capital to achieve the desired level of scale before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations. For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Financial Institutions Risk. Financial institutions in which the Fund or Underlying Funds may invest, directly or indirectly, are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds and can fluctuate significantly when interest rates change.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund or Underlying Funds and issuers in which they invest. For example, if a bank in which the Fund, an Underlying Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund, Underlying Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund or an Underlying Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund, Underlying Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and Underlying Funds and issuers in which they directly or indirectly invest.

Geographic Concentration Risks. The Fund or Underlying Funds’ investments may be concentrated in specific geographic regions. This focus may constrain the liquidity and the number of portfolio companies available for investment. In addition, the Fund or Underlying Funds’ investments will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets. The Fund or Underlying Funds may invest, directly and indirectly, in companies located in emerging industrialized or less developed countries or that derive their revenues principally from such countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors. In a changing market, the Advisor may not be able to sell the Fund’s portfolio securities, and the Fund Managers may not be able to sell the Underlying Funds’ securities, in amounts and at prices it considers reasonable. The economies of emerging market countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect emerging markets and their securities markets.

China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Investments in Chinese securities, including certain Hong Kong-listed and U.S.-listed securities, subject the Fund or Underlying Funds to risks specific to China. These risks include: (i) the risk of more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in liquidity risk, price volatility, greater market execution risk, and valuation risk; (ii) the risk of currency fluctuations, currency non-convertibility, currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the risk of intervention by the Chinese government in the Chinese securities markets; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) the risk of limitations on the use of brokers; (vii) the risk of interest rate fluctuations and higher rates of inflation; (viii) the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers; and (ix) the risk of market volatility caused by any potential regional or territorial conflicts, including military conflicts, or natural or other disasters. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively impact the Fund or Underlying Funds. In addition, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which the Fund or Underlying Funds may invest. As a result of different legal standards, the Fund and Underlying Funds face the risk of being unable to enforce its rights with respect to holdings in Chinese securities and the information about the Chinese securities in which the Fund or an Underlying Fund may invest may be less reliable or complete. Chinese companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which could significantly decrease the liquidity and value of the securities.

Sector Concentration. The Fund may invest in an Underlying Fund that concentrates its investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by an Underlying Fund. In addition, the investments of such an Underlying Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Currency Risk. The Fund’s or Underlying Funds’ investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Infrastructure Assets are denominated against the U.S. dollar may result in a decrease in the Fund’s NAV. The Fund or Underlying Funds may (but are not required to) hedge some or all of their exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurances that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Fund has and the Underlying Funds may have the flexibility to engage in such transactions, the Advisor or Fund Managers, respectively, may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for the Fund or Underlying Funds to benefit from favorable fluctuations in relevant foreign currencies. The Fund or Underlying Funds may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The Fund or Underlying Funds may be required to pledge some or all of its assets as security for obligations incurred in connection with its currency hedging activities. The Fund or Underlying Fund may also be required, or may determine it to be necessary or appropriate, to maintain cash balances from time to time in connection with such activities. If the Fund maintains large cash balances for these or other reasons, it is expected that the Fund will have less investable assets available to deploy in the Fund’s primary investment strategies, which may in turn detract from the overall performance of the Fund.

Non-U.S. Risk. Certain of the Fund’s Underlying Investments may include assets outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflation, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) difficulty in obtaining or enforcing court judgments abroad; (x) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (xi) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xii) political hostility to investments by foreign or private investment fund investors; and (xiii) less publicly available information.

Additionally, the Fund or Underlying Funds may invest directly or indirectly in foreign companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied regarding the Infrastructure Assets may be incomplete, inaccurate and/or significantly delayed. The Fund and the Underlying Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such portfolio companies, which may ultimately have an adverse impact on the NAV of the Fund.

The Fund or Underlying Funds could be negatively impacted by the current hostilities in Eastern Europe, including direct and indirect effects on their operations and financial condition. In the event these hostilities escalate, the impact could be more significant. Certain of the Infrastructure Assets in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on Russian sovereign debt and on certain Russian individuals, financial institutions, and others. Sanctions could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

These sanctions could also impair the Fund’s or Underlying Funds’ ability to meet their investment objectives. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund or Underlying Funds to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact the Fund’s or Underlying Funds’ ability to sell securities or other financial instruments as needed to meet shareholder redemptions. The Fund or an Underlying Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund or an Underlying Fund to dispose of its securities or to determine the value of its net assets.

Investments in Non-Voting Stock; Inability to Vote. Under certain circumstances, the Fund may hold its interests in the Infrastructure Assets in non-voting form or limit its voting rights to a certain percentage. In such cases, where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote the relevant securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on Infrastructure Assets could be diminished, which may consequently adversely affect the Fund and its Shareholders.

Nature of Portfolio Companies. Infrastructure Assets will include direct and indirect investments in various types of companies, projects, and businesses. This may include portfolio companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s or Underlying Funds’ investments may also include portfolio companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies.

Traditional Preferred Securities. Should an issuer of a non-cumulative preferred stock held by the Fund or Underlying Fund determine not to pay dividends on such stock, the amount of dividends the Fund or Underlying Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund or Underlying Funds invest will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s or Underlying Funds’ holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund or Underlying Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Senior Loans Generally. Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurances that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund or Underlying Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s or Underlying Fund’s performance.

Many Senior Loans in which the Fund or Underlying Funds may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (“SEC”), or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which the Fund or Underlying Funds may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Advisor believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Advisor does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

No active trading market may exist for some Senior Loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund or Underlying Funds may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund or Underlying Funds could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund or Underlying Funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s or Underlying Funds’ yield may be lower.

When interest rates decline, the value of a fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of floating rate Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund or Underlying Funds invest in floating rate Senior Loans, the Fund’s and such Underlying Funds’ portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund or Underlying Funds invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s or Underlying Funds’ NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s NAV.

The Fund or Underlying Funds may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund or Underlying Fund may determine or be required to accept equity securities or junior fixed income securities in exchange for all or a portion of a Senior Loan.

The Fund or Underlying Funds may purchase Senior Loans on a direct assignment basis. If the Fund or an Underlying Fund purchases a Senior Loan on direct assignment, the Fund or Underlying Fund typically would succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund or Underlying Funds could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. The Fund or Underlying Funds may also purchase, without limitation, participations in Senior Loans. The participation by the Fund or Underlying Funds in a lender’s portion of a Senior Loan typically will result in the Fund or Underlying Funds having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund or Underlying Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower and generally are offered by banks or other financial institutions or lending syndicates. may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund or the Underlying Fund assumes the credit risk associated with the Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund or Underlying Fund intends to invest may not be rated by any nationally recognized rating service. Certain loan participations and assignments may be treated by the Fund or Underlying Fund as illiquid.

First Lien Senior Secured Loans, Second Lien Loans and Unitranche Debt. When the Fund or Underlying Funds invest, directly or indirectly, in first lien senior secured loans, second lien loans, and unitranche debt of portfolio companies, the Fund or Underlying Funds will generally seek to take a security interest in the available assets of those portfolio companies, including the equity interests of the portfolio companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent a debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s or an Underlying Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund or Underlying Funds will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund or Underlying Funds will be able to collect on the loan should the remedies be enforced. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

Mezzanine Loans. The Fund or Underlying Funds may, directly or indirectly, invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights, which are contractual rights of investors that establish procedures to register the re-offer and sale of securities acquired in an unregistered offering under the Securities Act of 1933. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to six years. Mezzanine investments are usually unsecured and subordinate to other debt obligations of an issuer.

Risks Associated with Covenant-Lite Loans. A significant number of leveraged loans in the market may consist of loans that do not contain financial maintenance covenants (“Covenant-Lite Loans”). While the Fund does not intend to invest in Covenant-Lite Loans as part of its principal investment strategies, it is possible that such loans may comprise a small portion of the Fund’s portfolio. Such loans do not require the borrower to maintain debt service or other financial ratios. Ownership of Covenant-Lite Loans by the Fund or Underlying Funds may expose the Fund and Underlying Funds to different risks, including with respect to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation than is the case with loans that also contain financial maintenance covenants.

Non-Investment Grade, Below Investment Grade, Unrated and Distressed Securities. The Fund or Underlying Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as high yield securities or “junk” securities) and may include investments in unrated fixed income securities. Non-investment grade securities are fixed income securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or if unrated considered by a Fund Manager to be equivalent quality. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Infrastructure Assets in non-investment grade securities expose it to a substantial degree of credit risk. Non-investment grade securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. Non-investment grade securities are subject to greater risk of loss of income and principal than higher rated securities and may be considered speculative. Non-investment grade securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In the event of a default, an Underlying Fund or the Fund may incur additional expenses to seek recovery. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Certain Infrastructure Assets may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their credit-related securities to be particularly risky and speculative, and the ability of the companies to pay their debts on schedule could be materially affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. These securities may also present a substantial risk of default. The Fund’s or an Underlying Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which the Fund or an Underlying Fund may invest may be non-investment grade (commonly referred to as junk securities), which may result in the Fund or Underlying Fund experiencing greater risks than it would if investing in higher rated instruments.

Force Majeure Risk. Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an Underlying Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer, the Fund or Underlying Funds of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund or Underlying Funds may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund or Underlying Funds, including if their investments in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund or Underlying Funds and their investments.

Derivatives. Investments in a derivative instrument could lose more than the initial amount invested, and certain derivatives have the potential for unlimited loss. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices, and thus the Fund or an Underlying Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The Fund’s or an Underlying Funds’ use of derivatives may cause the Fund’s or Underlying Fund’s investment returns to be impacted by the performance of securities the Fund and Underlying Fund does not own and result in the Fund or Underlying Fund’s total investment exposure exceeding the value of its portfolio. Investments in derivatives can cause the Fund or an Underlying Fund’s performance to be more volatile. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security, which exposes the Fund or Underlying Fund, as applicable, to a heightened risk of loss.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in conventional securities, physical commodities or other investments. Derivatives are generally subject to a number of risks such as leverage risk, liquidity risk, market risk, credit risk, default risk, counterparty risk, management risk, operational risk and legal risk. Certain of these risks do not apply to derivative instruments entered into for hedging or cash equitization, certain cleared derivative instruments, and written options contracts. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which the Fund or an Underlying Fund would not be subject absent the use of these strategies. If the Fund’s or an Underlying Fund’s predictions of the direction of movements of the prices of the underlying instruments are inaccurate, the adverse consequences to the Fund or an Underlying Fund may leave the Fund or Underlying Fund in a worse position than if such strategies were not used.

Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly the direction of movements of the prices of the underlying instruments; (ii) imperfect correlation between the price of the derivative instrument and the underlying instrument and the risk of mispricing or improper valuation; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time, which risk is heightened for highly customized derivatives, including swaps; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for OTC derivative products and structured notes, additional credit risk, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; (vii) the possible inability of the Fund or an Underlying Fund to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that the Fund or Underlying Fund post certain types of securities or cash as margin or collateral in connection with use of certain derivatives; and (viii) for options, the change in volatility of the underlying instrument due to general market and economic conditions or other factors, which may negatively affect the value of such option.

There is no assurance that a liquid secondary market will exist for certain derivatives in which the Fund or an Underlying Fund may invest. Participation in the option or futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund or an Underlying Fund would not be subject absent the use of these strategies. In many cases, a relatively small price movement in a futures or option contract may result in immediate and substantial loss or gain to the holder relative to the size of a required margin deposit or premium received. There is also the risk of loss by the Fund or an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or Underlying Fund has an open position in an option, forward, swap or futures contract.

Leveraged swap transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor. A swap transaction may be modified or terminated only by mutual consent of the original parties, subject to agreement on individually negotiated terms. Therefore, it may not be possible for the Fund or an Underlying Fund to modify, terminate or offset the Fund’s or Underlying Fund’s obligations or the Fund or Underlying Fund’s exposure to the risks associated with a transaction prior to its scheduled termination date.

Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through the Fund or an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Underlying Fund.

If a put or call option purchased by the Fund or an Underlying Fund is not sold when it has remaining value, and if, on the option expiration date, the market price of the underlying security or index, in the case of a purchased put, remains equal to or greater than the exercise price or, in the case of a purchased call, remains less than or equal to the exercise price, the Fund or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When the Fund or an Underlying Fund sells (i.e., writes) an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund or Underlying Fund, which may be unlimited for uncovered call positions.

The Fund or an Underlying Fund may be unable to close out its derivatives positions when desired.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Advisor or a Fund Manager may wish to retain, respectively, the Fund’s or an Underlying Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unable or unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that the Fund or an Underlying Fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract, option on futures contract, and in some cases, OTC transaction that is economically equivalent to certain futures or options contracts on physical commodities. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange or the CFTC may order the liquidation of positions found to be in violation of these limits and may impose sanctions or restrictions.

The SEC rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies requires funds to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements.

Repurchase Agreements. Repurchase agreements may be considered a form of borrowing for some purposes and their use involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities that are collateral for a loan by the Fund are not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

Counterparty Credit Standards. To the extent that the Fund or an Underlying Fund engages in principal transactions, including, but not limited to, over-the-counter options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Fund or Underlying Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Fund and Underlying Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Advisor will seek to minimize the Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Advisor believes to be creditworthy at the time it enters into the transaction. Certain transactions may require the Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Principal Investment-Related Risks Related to Infrastructure Assets

Infrastructure Investments Generally. Investments will be subject to the risks incidental to the indirect ownership and operation of infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, the ability of the third-party sponsors to manage the investment, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.

In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the third-party co-investors and in turn, the Fund. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.

The Fund may have among its investment counterparties third-party sponsors, merchant banks, institutional investors or strategic acquirers, some or all of which may have more resources than the Fund, and which may have an information advantage due to having asymmetrical knowledge of an asset or having other investment in infrastructure or infrastructure-related assets.

There can be no assurance that the Investments will be profitable or generate cash flow sufficient to provide a return on or recovery of amounts invested therein.

Sector Risks. Portfolio companies may operate in highly competitive markets dominated by firms with substantially greater financial and possibly better technical resources than the portfolio companies in which the Fund or Underlying Funds invest. Portfolio companies in which the Fund or Underlying Funds invest may also be subject to additional infrastructure sector risks, including (i) the risk that technology employed will be not be effective or efficient, (ii) the risk of equipment failures, failure to perform according to design specifications, failure to meet expected levels of efficiency, fuel interruptions, loss of sale and supply contracts; (iii) changes in power or fuel contract prices, bankruptcy of or defaults by key customers, suppliers or other counterparties, and tort liability; (iv) risk of changes of values of infrastructure sector companies; (v) risks associated with employment of personnel and unionized labor; (vi) political and regulatory considerations and popular sentiments that could affect the ability of the Fund or Underlying Funds to buy or sell investments on favorable terms; and (vii) other unanticipated events which adversely affect operations.

The occurrence of events related to any of the foregoing could have a material adverse effect on the Fund and its Underlying Investments. These and other inherent business risks could affect the performance and value of Underlying Investments.

Environmental, Health and Safety Risks. Certain of the Fund’s Infrastructure Assets will be subject to numerous statutes, rules and regulations relating to protection of the environment and worker and public health and safety. Certain statutes, rules and regulations might require Underlying Investments to address environmental contamination, including soil and groundwater contamination, resulting from the release of fuel, hazardous materials or other pollutants, to control other forms of environmental pollution such as air, surface water, wastewater, and noise pollution, or otherwise to incur significant capital or operating expenditures to comply with environmental, health, and safety requirements. Any current or past non-compliance with such requirements could subject the Underlying Investments to material administrative, civil, or criminal penalties or other liabilities. Further, under various statutes, rules and regulations of certain jurisdictions, a current or previous owner or operator of real property may be liable for the costs of investigation, monitoring, removal or remediation of hazardous materials, in some cases whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

The long-term trend toward increasingly stringent environmental, health, and safety regulation could continue in the future, resulting in substantial additional costs on Underlying Investments to comply with new requirements. In addition, because infrastructure assets can have a substantial environmental impact, community and environmental groups may protest about the development or operation of an Underlying Investment, and these protests may induce government action to the detriment of performance of the Underlying Investment. Further, ordinary operation or occurrence of an accident with respect to an Underlying Investment could cause significant damage to the environment or harm to public health or safety, which may result in significant financial distress to the particular asset and ultimately affect the return on the Fund’s investment therein.

While RIM intends to exercise reasonable care to select Underlying Investments that have underlying assets that do not present a material risk of current or future environmental, health, or safety liabilities, RIM cannot rule out the possibility that such liabilities may arise, with respect to the Fund or its Underlying Investments, as a result of a large number of factors, including changes in laws or regulations and the existence of conditions that were unknown at the time of acquisition. Environmental, health, or safety liabilities could have a material adverse effect on the results of operations, financial condition, liquidity and prospects of the Underlying Investments, and on the overall value of such Underlying Investments.

Terrorism Risk. The Fund may invest directly or indirectly in significant strategic assets. Strategic assets are assets that have a national or regional profile and may provide essential services to a population. The very nature of these assets could generate additional risk not common in other industry sectors and could expose them to a greater risk of being the subject of a terrorist attack than other assets or businesses. Any terrorist attacks that occur at or near infrastructure facilities would likely cause significant harm to employees, assets and, potentially, the surrounding community. Insurers may offer a limited amount of or no insurance coverage for liability to persons other than employees or passengers for claims resulting from acts of terrorism, war or similar events. A terrorist attack involving the property of an infrastructure asset, or property under control of a portfolio company, may result in liability far in excess of available insurance coverage. A terrorist attack on an infrastructure asset may also have adverse consequences for all assets of that type, including the underlying assets in an Underlying Investment. For example, as a result of a terrorist attack in the vicinity of an infrastructure asset, the infrastructure asset may be forced to increase preventative security measures or expand its insurance coverage, adversely affecting the profitability of investment in that asset. Similarly, a terrorist attack could cause reduced patronage, usage and demand for an entire class of infrastructure assets or for infrastructure investments in the region of the terrorist attack, which could adversely affect the profitability of the Underlying Investments.

Climate Risk. Global climate change is widely considered to be a significant threat to the global economy. Infrastructure assets in particular may face risks from the physical effects of climate change, such as risks posed by increasing frequency or severity of extreme weather events and rising sea levels and temperatures. Additionally, the Paris Agreement and other initiatives by international, U.S. federal, state, and regional policymakers and regulatory authorities as well as private actors seeking to reduce greenhouse gas emissions may expose infrastructure assets to so-called “transition risks” in addition to physical risks, such as: (i) regulatory and litigation risk (e.g., changing legal requirements that could result in increased permitting and compliance costs, changes in business operations, or the discontinuance of certain operations, and litigation seeking monetary or injunctive relief related to climate impacts); (ii) technology and market risk (e.g., declining market for products and services seen as greenhouse gas intensive or less effective than alternatives in reducing greenhouse gas emissions); and (iii) reputational risk (e.g., risks tied to changing customer or community perceptions of an asset’s relative contribution to greenhouse gas emissions). RIM and the Fund Managers cannot rule out the possibility that climate risks could result in unanticipated delays or expenses and, under certain circumstances, could prevent completion of investment activities once undertaken, any of which could have a material adverse effect on an Underlying Investment or the Fund.

Regulatory and Legal Risks. Certain of the Underlying Investments may be in entities that are subject to substantial regulation by governmental agencies. The nature of this regulation exposes the owners of infrastructure assets to a higher level of regulatory control than typically imposed on other businesses. In addition, their operations may often rely on governmental licenses, concessions, leases or contracts that are generally very complex and may result in disputes over interpretation or enforceability. Even though most permits and licenses are obtained prior to the commencement of full project operations, many of these licenses and permits have to be maintained over the project’s life. If the Fund or portfolio companies fail to comply with these regulations or contractual obligations, they could be subject to monetary penalties or they may lose their rights to operate the underlying infrastructure assets, or both. Where their ability to operate an infrastructure asset is subject to a concession or lease from the government, the concession or lease may restrict their ability to operate the asset in a way that maximizes cash flows and profitability. Government entities generally have significant influence over such companies in respect of the various contractual and regulatory relationships they may have, and these government entities may exercise their authority in a manner that causes delays in the operation of the business of the infrastructure investments, obstacles to pursuit of the infrastructure investments’ strategy or increased administrative expenses. In this regard, the nature and extent of government regulation can also be a key driver of value and returns. Furthermore, permits or special rulings may be required on taxation, financial and regulatory related issues.

The concessions of certain Underlying Investments are granted by government bodies and are subject to special risks, including the risk that the relevant government bodies will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant portfolio company under the relevant concession agreement. Indeed, to the extent that Fund invests in assets that are governed by lease or concession agreements with governmental authorities, there is a risk that these authorities may not be able to honor their obligations under the agreement, especially over the long term. The lease or concession may also contain clauses more favorable to the government counterparty than a typical commercial contract. For instance, the lease or concession may enable the government to terminate the lease or concession in certain circumstances (such as default by the Fund or by a portfolio company) without requiring the government counterparty to pay adequate compensation. In addition, there can be no assurance that the relevant government bodies will not legislate, impose regulations or taxes or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the Underlying Investments. Indeed, government counterparties may have the discretion to change or increase regulation of the operations of the Underlying Investments or to implement laws, regulations or policies affecting their operations, separate from any contractual rights that the government counterparties may have. Governments have considerable discretion in implementing regulations and policies that could impact Underlying Investments, and because infrastructure assets provide basic, everyday services, and face limited competition, governments may be influenced by political considerations and make decisions that adversely affect Underlying Investments and their operations. Activities not currently regulated may in the future be regulated.

In addition, infrastructure investments may be subject to rate regulation by government agencies because of their unique position as the sole or predominant providers of services that are often essential to the community. As a result, certain infrastructure investments might be subject to unfavorable price regulation by government agencies. Political oversight of the sector is also likely to remain pervasive and unpredictable and, for political reasons, governments may attempt to take actions which may negatively affect the operations, revenue, profitability or contractual relationships of infrastructure investments, including through expropriation.

Certain infrastructure investments may need to use public ways or may operate under easements. Under the terms of agreements governing the use of public ways or easements, government authorities may retain the right to restrict the use of such public ways or easements or to require portfolio companies to remove, modify, replace or relocate their facilities at the portfolio company’s expense. If a government authority exercises these rights, the portfolio company could incur significant costs and its ability to provide service to its customers could be disrupted, which could adversely impact the performance of the relevant Underlying Investment.

Infrastructure assets are often governed by highly complex legal contracts and documents. As a result, the risks of a dispute over interpretation or enforceability of the legal contracts and documentation and consequent costs and delays may be higher than for other types of investments. Such risks may be increased by the uncertainty of laws and their application in certain jurisdictions in which the Fund will invest. The Fund may be adversely affected by future changes in laws and regulations.

Other legal risks relate to environmental issues and industrial actions or to actions by special interest groups and actions or litigation relating to the acquisition, ownership, operation and disposition of the Underlying Investments that may adversely affect the Underlying Investment or the value thereof. The risk of such actions or litigation may be higher with regard to infrastructure investments (which may be of a public and/or quasi-monopoly nature) compared to other investments.

Demand and Usage Risk. The Fund may directly or indirectly invest in assets with demand, usage and throughput risk. Throughput risk is the potential variation in the volume of output from an asset, whether due to lower than expected customer demand, lack of availability of supply of a necessary input or unavailability of equipment due to technical fault, maintenance or other closure. Residual demand, usage and throughput risk can affect the performance of Underlying Investments. For example, some of the Underlying Investments may be subject to seasonal variations, and accordingly, the Fund’s operating results for any such Underlying Investment in any particular quarter may not be indicative of the results that can be expected for such Underlying Investment throughout the entire year. To the extent that RIM’s and the Fund Managers’ assumptions regarding the demand, usage and throughput of assets prove incorrect, returns to the Fund could be adversely affected.

Users of the infrastructure operated by Underlying Investments may react negatively to any adjustments to applicable tolls or other usage-related fee rates, or public pressure may cause relevant government authorities to challenge the tolls or other usage-related fee rates. Users of infrastructure may react adversely to tolls or other usage-related fee rates, for example, by avoiding using the infrastructure or refusing to pay the tolls or other usage-related fee, resulting in lower volumes and reduced usage revenues. In addition, adverse public opinion, or lobbying efforts by specific interest groups, could result in governmental pressure on Underlying Investments to reduce their tolls or other usage-related fee rates, or to forego planned tolls or other usage-related fee rate increases. RIM and the Fund Managers cannot guarantee that government bodies with which Underlying Investments have concession agreements will not try to exempt certain users’ categories from tolls or other usage-related fees or negotiate lower tolls or other usage-related fee rates. If public pressure or government action forces Underlying Investments to restrict their tolls or other usage-related fee rate increases or to reduce their tolls or other usage-related fee rates, and they are not able to secure adequate compensation to restore the economic balance of the relevant concession agreement, the Fund’s business, financial condition and results of operations could be materially and adversely affected.

The Fund may invest in Underlying Investments that derive substantially all of their revenues from collecting tolls or other usage-related fees from users of such infrastructure. The tolls or other usage-related fees that are applicable to such infrastructure are set forth in the respective concession agreements entered into by or on behalf of the Fund or the relevant portfolio company and the relevant government body.

After execution of a concession agreement, the relevant government bodies may seek to limit such Underlying Investments’ ability to increase, or may seek to reduce, tolls or other usage-related fee rates outside the scope of the respective concession agreements, as a result of factors such as general economic conditions, negative consumer perceptions of increases in tolls or other usage-related fee rates, the prevailing rate of inflation, volume and public sentiment about prevailing tolls or other usage-related fee rates.

General Risks

No Operating History. The Fund is a newly formed non-diversified, closed-end management investment company with no performance history that Shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a newly formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, the Underlying Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Closed-end Interval Fund. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop in the foreseeable future. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Periodic Repurchase Offers. The Fund’s requirement to make quarterly repurchase offers presents certain risks. The repurchase offers will require that the Fund maintain certain levels of liquidity in order to repurchase tendered Shares, which may limit the ability of the Fund to achieve its investment objectives. The Fund’s repurchases of Shares in the absence of sufficient new sales of the Fund may result in diminution of the size of the Fund, which may decrease the Fund’s investment opportunities. Share repurchase offers and borrowings to finance the repurchases may increase the Fund’s expense ratios and increase portfolio turnover. To the extent the Fund has invested in foreign markets, currency fluctuations between the date of the repurchase pricing date and the tender of the Shares may result in a decrease of share value. The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund sells its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. To the extent the Fund liquidates its portfolio securities to fund its Share repurchases, such liquidation may detrimentally impact the ability of the Fund to qualify as a regulated investment company under the Code and may impact the market for the securities being sold which may, in turn, diminish the value of an investment in the Fund. See “Risks – General Risks – Closed-end Interval Fund.”

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a daily basis. A large percentage of the securities in which the Fund invests will not have a readily ascertainable market price and will be fair valued by the Fund Manager. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Fund Manager, the accuracy of the valuations provided by the Fund Managers, that the Fund Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities.

A Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Valuations Subject to Adjustment. The Fund determines its NAV daily based upon the valuations reported by the Fund Managers, which may not reflect market or other events occurring subsequent to the date on which the Fund Manager determines the valuation for the Underlying Funds. The Fund will fair value its holdings in Underlying Funds to reflect such events, consistent with its valuation policies; however, there is no guarantee the Fund will correctly fair value such investments. Additionally, the valuations reported by Fund Managers may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Underlying Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Underlying Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Fund Managers or revisions to the NAV of an Underlying Fund adversely affect the Fund’s NAV, the remaining outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Special Tax-Related Risks. Special tax-related risks are associated with an investment in the Fund. The Fund intends to satisfy the requirements each taxable year necessary to qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Underlying Funds in which the Fund is invested. However, Underlying Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Underlying Private Funds in which the Fund can invest, which could negatively affect the Fund’s performance and ability to meet its investment objective. Furthermore, although the Fund expects to receive information from each Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If before the end of any quarter of its taxable year, the Fund believes that it may fail any of the asset diversification requirements, the Fund may seek to take certain actions to avert such a failure. However, certain actions typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the diversification discrepancy) may be difficult for the Fund to pursue because the Fund may be unable to liquidate its interest in an Infrastructure Asset promptly. While the Code ordinarily affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to liquidate a specific asset may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) to Shareholders would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a regulated investment company (“RIC”) under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Underlying Funds, particularly the Underlying Private Funds, may be limited or unavailable, an investor who meets the conditions imposed by an Underlying Fund may be able to invest directly with the Underlying Fund. By investing in Underlying Funds indirectly through the Fund, the investor bears a portion of the Fund’s Management Fee and other expenses and also indirectly bears a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Underlying Private Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if they invested in an Underlying Fund directly.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may adversely affect the Fund’s business, financial condition and/or operating results. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees of the Fund is responsible for generally overseeing management and operations of the business and affairs of the Fund and does not manage operations on a day-to-day basis. There are currently nine Trustees on the Board, a majority of whom are Independent Trustees. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. References to the “Board” or the “Board of Trustees” in the Prospectus and SAI refer to the Board of Trustees of the Fund.

Advisor

The Fund’s Advisor is RIM, 1301 Second Avenue, 18th Floor, Seattle, Washington 98101. RIM provides all investment advisory and portfolio management services for the Fund.

RIM was established in 1982 and as of [December 31, 2024] managed over $[] billion in registered fund portfolios. RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., through which the limited partners of certain private equity funds affiliated with TA Associates indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital indirectly hold a significant minority ownership interest in RIM and its affiliates (“Russell Investments”). Certain of Russell Investments’ employees and Hamilton Lane Advisors, LLC also hold minority, non-controlling positions in Russell Investments Group, Ltd. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies.

Subject to approval by the Fund’s Board and shareholders, RIM may in the future engage one or more unaffiliated non-discretionary money manager(s) to provide to RIM model portfolios representing the money manager’s investment recommendations and based upon which RIM would purchase and sell securities for the portion of the Fund’s assets allocated to such money manager.

Principal Owners of Shares

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of [], there are no control persons of any Share class of the Fund. The ownership of Share classes will fluctuate as additional investors subscribe for Shares and the Fund repurchases Shares in connection with quarterly repurchase offers.

Portfolio Managers

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Michael Steingold	Primarily responsible for setting the Fund’s overall investment strategy, overseeing the Fund’s investment process and performance and the day-to-day management of the Fund.	2024	Director, Private Markets, Russell Investments, since 2022; Mr. Steingold was a Senior Research Analyst from March 2018 to January 2022.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Patrick Nikodem	Primarily responsible for setting the Fund’s overall investment strategy, overseeing the Fund’s investment process and performance and the day-to-day management of the Fund.	2024	Director, Listed Real Assets, Russell Investments, since 2023; Mr. Nikodem was Senior Portfolio Manager, Equity from March 2021 to February 2023. Mr. Nikodem was a Portfolio Manager from March 2015 to March 2021.

Advisory Agreement

Management Fee

Pursuant to an advisory agreement between the Advisor and the Fund (the “Advisory Agreement”), the Fund has agreed to pay the Advisor a monthly management fee at an annual rate equal to 1.25% of the Fund’s average daily net assets (the “Management Fee”).

Expense Agreement

Until July 31, 2026, the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 1.75% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include interest on borrowed funds, shareholder services fees, acquired fund fees and expenses, or infrequent and/or unusual expenses (including litigation expenses). Subject to the terms of the Expense Agreement, expenses borne by the Advisor are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the Expense Agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s first report to Shareholders.

In addition to the fees paid to the Advisor, the Fund pays all other costs and expenses of its operations, including shareholder servicing fees pursuant to the Shareholder Servicing Plan, compensation of its Trustees (other than those affiliated with the Advisor), administrative expenses, valuation-related expenses, custodian expenses, leveraging expenses, transfer and dividend disbursing agent expenses, sub-transfer agency expenses, index licensing fees, legal fees and expenses, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Organizational and Offering Costs

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs will be paid by the Advisor on behalf of the Fund prior to commencement of operations.

The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Advisor on behalf of the Fund prior to commencement of operations will be disclosed in the Fund’s seed audited Financial Statements as commitments and contingencies of the Fund and reimbursed to the Advisor upon commencement of operations. Costs associated with the offering of its shares, capitalized as deferred offering costs, are amortized over a twelve-month period from the date of the associated offering. Following such time, costs associated with the organization and offering of the Fund will be expensed as incurred.

All organizational and offering costs of the Fund paid by the Advisor on behalf of the Fund shall be subject to recoupment by the Advisor under the terms of the Expense Agreement.

Affiliated Brokerage

The Fund pays or will pay brokerage commissions to Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of RIM, for equity transactions. RIIS may also execute foreign currency transactions on an agency basis on behalf of the Fund and charge the Fund an agency fee for such transactions. See “Brokerage Allocations and Brokerage Commissions” in the SAI for additional information.

NET ASSET VALUE

The NAV of the Shares of an applicable class of the Fund will be computed based upon the value of the Fund’s portfolio securities and other assets. The NAV per Share of an applicable class will be determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day on which the NYSE is open for trading. The Fund calculates NAV per Share of an applicable class by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Shares of the Fund outstanding.

As discussed in further detail herein, although the Fund will determine its NAV daily, such NAV is subject to valuation risk.

Valuation of assets held by the Fund are described in the Fund’s SAI.

DISTRIBUTIONS

The Fund will ordinarily declare and pay distributions from its net investment income, if any, on an annual basis. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are calculated under tax principles, will constitute a non-taxable return of capital. If distributions in any tax year are less than the Fund’s current earnings and profits but are in excess of net investment income and net realized capital gains, such excess is not treated as a non-taxable return of capital but rather may be taxable to Shareholders at ordinary income rates even though it may economically represent a return of capital.

For a period of time after the commencement of the Fund’s offering, a portion of the Fund’s distributions, if any, may result from fee waivers or expense reimbursements from the Advisor. Such waivers and reimbursements are subject to recoupment by the Advisor from the Fund, which could impact the level of future distributions.

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio and the Fund’s use of hedging. To permit the Fund to maintain more stable distributions, the Fund may from time to time distribute more or less than the entire amount of income earned in a particular period. Any undistributed income would be available to supplement future distributions. As a result, the distributions paid by the

Fund for any particular annual period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s NAV and, correspondingly, distributions from undistributed income will deduct from the Fund’s NAV.

Under normal market conditions, the Advisor will seek to manage the Fund in a manner such that the Fund’s distributions are reflective of the Fund’s current and projected earnings levels. The distribution level of the Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s earnings, and may fluctuate over time.

If a Shareholder’s Shares are accepted for repurchase in a quarterly repurchase offer, upon payment for such repurchased Shares, such repurchased Shares will no longer be considered outstanding and therefore will no longer be entitled to receive distributions from the Fund.

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. An additional distribution of net investment income may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its annual distribution declarations at any time and may do so without prior notice to Shareholders.

Shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

[Pursuant to the Fund’s dividend reinvestment plan (the “Reinvestment Plan”), registered shareholders will have all dividends, including any capital gain dividends, and distributions reinvested automatically in additional Shares of the Fund, including in full or fractional Shares, by the Transfer Agent, unless the shareholder elects to receive cash. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends and distributions in cash paid directly to the shareholder of record (or, if the Shares are held through banks, brokers or other nominee name, then to such banks, brokers or other nominee) by the Transfer Agent as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends and distributions in cash by contacting your Financial Intermediary who holds your Fund common shares or if your Fund common shares are held directly by the Fund, by contacting the Transfer Agent, at the address set forth below. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Transfer Agent prior to the dividend record date. Additionally, the Transfer Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or distribution.

In the case of record Shareholders such as banks, brokers or other nominees that hold Fund shares for others who are the beneficial owners, the Transfer Agent will administer the Reinvestment Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount registered in such Shareholder’s name and held for the account of beneficial owners who are to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of a bank, broker or other nominee should contact their Financial Intermediary for details. Such Shareholders may not be able to transfer their shares to another bank, broker or other nominee and continue to participate in the Reinvestment Plan.

The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the NAV per Share on the reinvestment date; there is no sales or other charge for reinvestment.

The Transfer Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to newly issued Shares in the Reinvestment Plan. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan should be directed to the Transfer Agent, in writing to:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

The Transfer Agent provides Shareholders whose Shares are held directly with the Fund and registered in his or her own name, periodic Shareholder account statements reflecting transactions that occurred during the period, including dividend and distribution reinvestment transactions for Reinvestment Plan participants. Any proxy you receive will include all Shares you have received under the Reinvestment Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions therefore reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Tax Matters.”

The Fund and the Transfer Agent reserve the right to amend or terminate the Reinvestment Plan.]

DESCRIPTION OF SHARES

The Fund is a single legal entity organized as a Delaware statutory trust pursuant to a Certificate of Trust, dated June 12, 2024, and an Amended and Restated Declaration of Trust, dated December 5, 2024 (“Declaration of Trust”), and Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq. (the “Delaware Trust Act”). The Fund offers an unlimited number of common Shares of beneficial interest, par value $0.01 per Share, in this Prospectus.

The Fund has received exemptive relief from the SEC to issue multiple classes of Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.”

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future. The Shares are not listed for trading on any securities exchange. Neither the Advisor nor the Distributor intend to make a market in the Fund’s Shares.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then current NAV, exclusive of any sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [    ]:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class F Shares	Unlimited	None	[TBD]
Class I Shares	Unlimited	None	[TBD]

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and, under the Delaware Trust Act, the purchasers of the Shares will have no obligation to make further payments for the purchase of the Shares or contributions to the Fund solely by reason of their ownership of the Shares, except that the Trustees shall have the power to cause Shareholders to pay certain expenses of the Fund by setting off charges due from Shareholders from declared but unpaid dividends or distributions owed the Shareholders and/or by reducing the number of Shares owned by each respective Shareholder, and except for the obligation to repay any funds wrongfully distributed. Distributions may be made to the holders of the Fund’s Class F Shares and Class I Shares at the same time and in different per Share amounts on such Class F Shares and Class I Shares if, as and when authorized and declared by the Board. Although an investment in any class of Shares represents an investment in the same assets of the Fund, the purchase restrictions and ongoing fees and expenses for each share class are different, resulting in different NAVs and distributions for each class of Shares. See “Plan of Distribution.”

All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Unlike registered open-end funds, the Fund does not provide daily redemptions, and unlike traditional closed-end funds, the Shares are not listed on any securities exchange. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. You should not purchase the Shares if you intend to sell them soon after purchase. An investment in the Shares is not suitable for investors who need access to the money they invest. See “Periodic Repurchase Offers.”

INVESTOR QUALIFICATIONS

Only “accredited investors” within the meaning of Rule 501 under the Securities Act (“Accredited Investor”) may purchase Shares of the Fund. Each prospective investor in the Fund, except for principals and employees of the Advisor or its affiliates (“RI Employees”) and the Trustees, will be required to certify to its Financial Intermediary (as defined below) that it is an Accredited Investor. The criteria for qualifying as an Accredited Investor are set forth in the investor application that must be completed by each prospective investor and submitted to its financial intermediary. RI Employees and the Trustees will be required to certify to the Distributor or its affiliates that they are an Accredited Investor.

It is the primary responsibility of each Financial Intermediary to ensure that it only makes Share classes available to Accredited Investors. However, the Fund will not knowingly sell Share classes to any investor who is not an Accredited Investor.

PURCHASING SHARES

Shares are only available for purchase through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial service organizations (collectively, “Financial Intermediaries”), except that RI Employees and Trustees of the Fund who qualify as Accredited Investors may purchase shares directly with the Fund. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you. Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. See “Plan of Distribution.”

The following investment minimums apply for purchases of the Shares, except as set forth below:

	Class F Shares	Class I Shares
Minimum Initial Investment	$25,000,000	$25,000
Minimum Subsequent Investment	$5,000	$5,000

The following groups of Accredited Investors are eligible to purchase Class F Shares: (i) investors with accounts held by a Financial Intermediary that has invested, or with such accounts is investing, (a) upon or within thirty (30) days of the Fund’s commencement of operations, a minimum aggregate value of $5,000,000 or (b) after thirty (30) days of the Fund’s commencement of operations, a minimum aggregate value of $25,000,000 in Class F Shares; provided that each such investor’s account will be subject to an initial minimum investment of $25,000 and subsequent minimum investments of $5,000; (ii) RI Employees; and (iii) Trustees of the Fund.

Class F Shares are available for investment by existing and new investors until one year after the Fund’s commencement of operations (“Closure of F Shares”). After the Closure of F Shares, Class F Shares will be closed to new investors, with the exception of RI Employees, Trustees of the Fund and new accounts and programs of Financial Intermediaries that qualified for investment in Class F Shares prior to the Closure of F Shares.

The minimum initial investment in Class I Shares is $25,000; subsequent investments with respect to Class I Shares may be made with at least $5,000. However, the following groups of Accredited Investors are eligible to purchase Class I Shares without any minimum investment requirement: (i) RI Employees and (ii) Trustees of the Fund.

Class I Shares held by an investor may be converted into Class F Shares if the accounts offered by such investor’s Financial Intermediary purchase Class I Shares with a minimum aggregated investment of $25,000,000 prior to the Closure of F Shares, when, subject to the exceptions set forth above, Class F Shares will close to new investors; provided that (i) the Transfer Agent has received written notice from the Financial Intermediary that its aggregated investment in Class I Shares has exceeded the $25,000,000 threshold, and (ii) the investor or its Financial Intermediary, on the investor’s behalf, submits a request for such conversion with the Fund’s Transfer Agent.

The Advisor believes that a conversion of Class I Shares to Class F Shares is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax advisor(s) for more information.

Class F and Class I Shares are not subject to any asset-based distribution fees but are only available through a select network of financial intermediaries that have an agreement with the Fund or RIM or one of its affiliates. Class I Shares are subject to a shareholder servicing fee that will accrue at an annual rate up to 0.25% of the Class’s average daily net assets. Class F shares are not subject to a shareholder servicing fee.

The Fund reserves the right to waive the above-specified minimums. However, the Fund will not knowingly accept initial investments below $25,000 for any individual investor, except for RI Employees and Trustees of the Fund. Subject to applicable law, the Fund reserves the right to change the categories of investors eligible to purchase its Shares.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause only by (i) written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, specifying the date upon which such removal shall become effective; or (iii) a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding, and such declaration shall become effective when filed with the Fund’s secretary. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from registered open-end funds (which are generally referred to as mutual funds) in that closed-end funds do not redeem their shares at the request of the Shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the stock exchange (if the closed-end fund’s shares are listed on an exchange) like any other stock at the prevailing market price at that time. In a mutual fund, if the Shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV.

Also, mutual funds generally offer new shares on a continuous basis to new investors and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Unlike traditional listed closed-end funds which list their common shares for trading on a securities exchange, the Shares are not listed on any securities exchange. Notwithstanding that the Fund conducts periodic repurchase offers, investors should not expect to be able to sell their Shares when and/or in the amount desired, regardless of how the Fund performs. The Fund is designed for long-term investors and an investment in the Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. Investors should consider that they may not have access to the money they invest. An investment in the Shares is not suitable for investors who need access to the money they invest.

Although the Fund’s Shareholders will have no right to redeem their Shares, the Fund conducts periodic repurchase offers as described below under “Periodic Repurchase Offers.” The Fund may also, from time to time, consider taking other corporate actions that the Board determines to be in the best interest of the Fund and its Shareholders. Depending on the circumstances, economic and market conditions, and the availability of suitable options and alternatives, these actions could include, for example, a sale of all or substantially all of the Fund’s assets either on a complete portfolio basis or individually followed by a liquidation, a merger of the Fund with another investment company, or converting the Fund into a registered open-end fund. The Fund would consider a variety of factors in determining whether to pursue a corporate action such as any of the foregoing, including Shareholder feedback, the composition of the Fund’s portfolio, portfolio performance, the Fund’s financial condition, internal management considerations, existing economic and market conditions, the nature of available options and sales and repurchase trends with respect to the Shares. There can be no assurance that any such corporate action, even if considered, will be pursued or determined to be in the best interests of the Fund and its Shareholders. In addition, certain of these corporate actions would require the approval of the Fund’s Shareholders.

PERIODIC REPURCHASE OFFERS

No Right of Redemption

No Shareholder will have the right to require the Fund to redeem its Shares. No public market exists for the Shares, and none is expected to develop. Consequently, investors will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase Offers

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to Shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 of the 1940 Act, reduced by any applicable repurchase fee.

Once each quarter, the Fund will offer to repurchase at NAV, less any applicable repurchase fee, no less than 5% and no more than 25% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”) (which typically will occur on or about February 15, May 15, August 15 and November 15); however, the Fund will provide such written notification no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects the first Repurchase Request Deadline to occur in August 2025. The NAV per share of repurchased Shares will be calculated as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will not be less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline. The Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at the NAV applicable to the class of Shares repurchased, which is the minimum amount permitted.

Notice to Shareholders

No less than 21 calendar days and no more than 42 calendar days before each Repurchase Request Deadline, the Fund will send to each Shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include the procedures on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date by which the Fund will pay to Shareholders the repurchase proceeds (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date. The Repurchase Request Deadline will be strictly observed. If a Shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a repurchase request in the next repurchase offer. Shareholders may withdraw or change a Repurchase Request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV of the applicable class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. During the period the offer to repurchase is open, Shareholders may obtain the current NAV by calling (833) 296-2676 and will be available at the Fund’s website (https://russellinvestments.com). The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made to the Shareholder no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, provided, that the Fund may accept all Shares tendered by persons who own, in the aggregate, fewer than 100 Shares and who tender all of their Shares, before prorating Shares tendered by others.

If any Shares tendered are not repurchased because of proration, Shareholders will have to wait until the next repurchase offer and resubmit a new repurchase request, and such repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares a Shareholder wishes to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

If a Shareholder’s Shares are accepted for repurchase, upon payment for such repurchased Shares, such Shares will no longer be considered outstanding and such shares will cease to have any voting rights. Shares tendered pursuant to a repurchase offer will earn dividends declared to Shareholders of record only through the date on which payment for repurchased Shares is made.

Repurchase Fee

The Fund does not currently intend to impose a repurchase fee to help defray the costs associated with the repurchase offers. It is possible that a repurchase fee of up to two percent, as permitted by Rule 23c-3(b)(1) of the 1940 Act, may be added in the future to each class of shares, although no such addition is presently contemplated, and that subsequent classes of shares may also include such a repurchase fee. A repurchase fee would be payable to the Fund in order to compensate long term Shareholders for expenses related to short-term investors, in light of the Fund’s generally longer-term investment horizons and investment operations. The Fund may also determine that any such repurchase fee will only be imposed on a Shareholder’s repurchase proceeds if the interval between the date of the purchase of shares and the valuation date with respect to the repurchase of such shares is less than a specified period (for example, one year).

Wire Fee

The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from a Shareholder’s account. This fee is subject to change. A Shareholder’s bank may also impose a fee for the incoming wire.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only pursuant to a vote of a majority of the Board, including a majority of the Independent Trustees, and only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of Fund Shareholders.

Liquidity Requirements

From the time that the notification is sent to Shareholders until the Repurchase Pricing Date, the Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the next Repurchase Payment Deadline.

[The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph.]

The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings (including up to the maximum amount permitted under the 1940 Act), or the liquidation of portfolio securities. The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. A failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. If the asset coverage declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets. See “Risks—General Risks—Closed-end Interval Fund.”

Redemption Tax Considerations and Fund Expenses

The repurchase of tendered Shares by the Fund is a taxable event to Shareholders. See “Tax Matters.”

The Fund pays all costs and expenses associated with the making of any periodic repurchase offer. Financial Intermediaries may charge a processing or service fee related to a repurchase of Shares pursuant to a periodic repurchase offer.

TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a RIC under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders each year.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the

Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Underlying Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Underlying Private Funds. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased or transferred. In such case, the tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning before January 1, 2026, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate investment trust (“REIT”) dividends. Applicable Treasury regulations allow RICs to pass through to shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase or transfer may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase or transfer may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund must report to the IRS and furnish to Shareholders the cost basis information for Shares purchased and sold. If a Shareholder acquires and holds Shares directly with the Fund and not through a Financial Intermediary, the Fund will use the average cost basis method for all Shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold and their cost basis when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s default method at the time of their purchase or upon sale of Shares. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting such information on their federal income tax returns. If a Shareholder acquires and holds Shares through a Financial Intermediary, they should contact their Financial Intermediary for information related to the applicable cost basis default methods, cost basis selection, and cost basis reporting. Shareholders should consult their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase or transfer that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fees and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. In addition, if the Fund is not treated as a “publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

The Fund will invest a portion of its assets in Underlying Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Funds (including in circumstances where investments by the Underlying Funds generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Underlying Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Underlying Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Underlying Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Underlying Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Underlying Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Underlying Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Underlying Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Underlying Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Underlying Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Underlying Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the US, federally tax-exempt Shareholder has engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those section of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

PLAN OF DISTRIBUTION

Shares

The Fund currently offers two classes of Shares: Class F Shares and Class I Shares. The Fund has received exemptive relief from the SEC to issue multiple classes of Shares and to impose shareholder servicing fees. The Fund may in the future register and include other classes of Shares in the offering.

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class; and (d) each class shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class. There are no conversion, preemptive or other subscription rights with respect to any class of the Shares.

Shareholders of each class will share expenses proportionately for services that are received equally by all Shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current Shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the Shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.

Not all investors are able to access Class F Shares or Class I Shares. Class F Shares and Class I Shares are available only to investors through a select network of Financial Intermediaries that have an agreement with the Fund or RIM or one of its affiliates, except that RI Employees and the Trustees may purchase Shares of the Fund directly with the Distributor. Certain financial intermediaries may not offer programs that allow investors to access Shares of the Fund or investors may not qualify for any such program at their financial intermediaries. It is also possible that certain financial intermediaries may not offer the Fund as part of their programs. Further, the decision by investors to invest in the Fund through Class F Shares or Class I Shares must be made on a case-by-case basis after careful discussion with the investor’s Financial Intermediary to determine whether such Shares are most appropriate for the investor, such determination to be based both on economic and non-economic factors. Not all Financial Intermediaries offer all classes of Shares. See “Share Class Considerations.”

Distributor

Russell Investments Financial Services, LLC (the “Distributor”) an affiliate of RIM, located at 1301 Second Ave, 18th Floor, Seattle, Washington 98101, acts as the distributor of the Fund’s Shares, pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling Shares of the Fund upon the terms set forth in this Prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Shares. Financial Intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. Any terms and conditions imposed by a Financial Intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to purchase the Shares or tender the Shares for repurchase, or otherwise transact business with the Fund. While neither the Fund nor the Distributor imposes a sales charge on Class F Shares or Class I Shares, if you buy Shares through certain Financial Intermediaries, they may directly charge you a wrap fee or transaction fee in such amount as they may determine. Investors should consult with their Financial Intermediaries about any transaction or other fees or charges their Financial Intermediaries might impose on each class of Shares in addition to any fees imposed by the Fund.

Minimum Investments

Your purchase of Shares of the Fund may be subject to certain investment minimums. See “Purchasing Shares” for details on the investment minimums and exceptions to the investment minimums. If you invest less than the required minimum investment in the Fund, the Fund reserves the right to refuse your order. The Fund reserves the right to repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund falls below $500 and to change the categories of investors eligible to purchase its Shares or the required minimum investment amounts. Prior to closing an account, the Fund will provide reasonable notice and in certain cases, the Fund may offer an opportunity to increase the account balance.

The Fund generally does not have the ability to enforce these minimum investment requirements and other eligibility requirements for access to Share classes. It is the primary responsibility of each Financial Intermediary to ensure that it only makes Share classes available to those categories of investors that meet the minimum investment requirement and satisfy other eligibility requirements. However, the Fund will not knowingly sell Shares to any investor that does not satisfy the minimum investment requirement or that does not satisfy other eligibility requirements.

Share Class Considerations

The Fund offers two classes of Shares: Class F Shares and Class I Shares. When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	the amount you intend to invest; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of Shares. In addition, Financial Intermediaries may impose additional fees and charges on each class of Shares. If your Financial Intermediaries offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class F Shares and Class I Shares

Class F Shares and Class I Shares will be sold at the then-current NAV of the applicable class and are not subject to any sales load imposed by the Fund or the Distributor or distribution fees. While neither the Fund nor the Distributor imposes a sales charge on Class F Shares or Class I Shares, Financial Intermediaries, may directly charge you a wrap fee or transaction fee in such amount as they may determine. Any such fees will be in addition to your investment in the Fund and not deducted therefrom. Investors should consult with their Financial Intermediaries about any transaction or other fees their Financial Intermediaries might impose on Class F or Class I Shares. Because the Class F Shares and Class I Shares are sold at the prevailing NAV of the applicable class without an upfront sales load, the entire amount of an investor’s purchase is invested immediately (subject to any transaction fee or other fee charged by a Financial Intermediary).

Class I Shares pay to Financial Intermediaries a shareholder servicing fee that accrues at an annual rate up to 0.25% of the class’s average daily net assets. See “Shareholder Servicing Plan – Class I Shares.”

Shareholder Servicing Plan – Class I Shares

The Fund has adopted a Shareholder Servicing Plan under which Class I Shares pay to certain Financial Intermediaries a shareholder servicing fee for activities or expenses primarily intended to assist, support or service their clients who beneficially own or are record holders of Class I Shares. Under the Shareholder Servicing Plan, Class I Shares of the Fund pay a shareholder servicing fee that accrues at an annual rate up to 0.25%, which reduces the NAV of Class I Shares. Because these fees are paid out of the Fund’s assets attributable to Class I Shares on an ongoing basis, over time, they will increase the cost of an investment in Class I Shares, including causing the Class I Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class F Shares.

Class F Shares are not subject to any shareholder servicing fees.

Offering Dates and Times

Purchases can be made on any day when Shares are offered. You may purchase Shares through a Financial Intermediary on any business day of the Fund (defined as a day on which the NYSE is open for regular trading). Prospective investors, except for RI Employees and Trustees of the Fund, must place purchase orders for Fund Shares through a Financial Intermediary. Certain RI Employees and Trustees of the Fund may purchase shares directly with the Fund or RIM or one of its affiliates.

Purchase orders are processed at the next NAV per share calculated after the Fund, your Financial Intermediary or a Fund agent, as applicable, receives your order in proper form (as determined by your Financial Intermediary). Certain authorized Fund agents have entered into agreements with the Fund’s Distributor or its affiliates to receive and accept orders for the purchase and repurchase of Shares of the Fund on behalf of Financial Intermediaries. Some, but not all, Financial Intermediaries are Fund agents, and some, but not all, Fund agents are Financial Intermediaries.

Purchase orders must normally be received by the Fund, your Financial Intermediary or a Fund agent, as applicable, prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) in order to be processed at the net asset value calculated on that day. Any purchase order received after the purchase order cut-off time will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries and Fund agents may have earlier purchase order cut off times to allow them to deliver purchase orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is.

If the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves its right to treat such day as a business day of the Fund and accept purchase orders until the normally-scheduled close of regular trading on the NYSE for that day, so long as the Fund’s management believes there remains an adequate market to meet purchase orders for that day. Market volatility regulations provide for circuit breakers which represent the thresholds at which trading is halted market-wide for single-day declines in the S&P 500® Index. Circuit breakers halt trading on the nation’s stock markets during dramatic drops and are set at 7%, 13% and 20% of the closing price for the previous day. For a Level 3 halt (20% decline), trading will halt for the remainder of the trading day. If this were to occur, the Fund’s management believes there will not be an adequate market to meet purchase orders for that day and the Fund will close when trading is halted. Any purchase orders received before the Fund closes due to a Level 3 halt will be processed at that day’s calculated NAV per share. Any purchase orders received after the Fund closes due to a Level 3 halt will be processed on the following business day at the next calculated NAV per share.

The Fund reserves the right to close, and therefore not accept purchase orders for that day, if the primary trading markets of the Fund’s portfolio instruments are closed (such as holidays on which such markets are closed) and the Fund’s management believes that there is not an adequate market to meet purchase requests on such day.

The Fund reserves the right to suspend sales of the Shares during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the Fund’s NAV, or during any other period as permitted by the SEC for the protection of investors. In a situation where the Fund suspends the sale of the Shares, the Fund may also determine to suspend or postpone a pending or scheduled repurchase offer.

The Fund reserves the right, in its sole discretion, to accept or reject in whole or in part any order for purchase of the Shares.

Purchase Order Procedures

Generally, you must place purchase orders for Fund Shares, through a Financial Intermediary, in U.S. dollars. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Fund. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement. For accounts held directly with the Fund, you may pay for your purchase by wire transfer, ACH or check.

For accounts of RI Employees or Trustees of the Fund held directly with the Fund you must consult with the Chief Compliance Officer of the Fund to determine if you meet the requirements for investing. You may purchase Fund Shares by mail. In order for your instructions by mail to be considered in proper form, the instructions must be received at one of the following addresses:

Regular Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Russell Investments

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

For such accounts, cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances.

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-833-296-2676 for wiring instructions and to notify the Fund that a wire transfer is coming. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the Fund and charged a $25 fee to defray bank charges.

The Fund reserves the right, in its sole discretion, to accept or reject in whole or in part any order for purchase of the Shares.

Foreign Investors

A Financial Intermediary may offer and sell the Fund to non-resident aliens and non-U.S. entities, if (1) the Financial Intermediary can fulfill the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors, and (2) the offer and sale occur in a jurisdiction where the Fund is authorized to be offered and sold, currently the 50 states of the United States and certain U.S. territories.

Without the prior approval of the Fund’s Chief Compliance Officer, non-resident aliens and entities not formed under U.S. law may not purchase Shares of the Fund where the Fund is responsible for the due diligence and other requirements of the USA PATRIOT ACT and applicable Treasury or SEC rules, regulation and guidance applicable to foreign investors. If you are an RI Employee or Trustee of the Fund and invest directly through the Fund and a foreign address is added onto your account, the Fund will not be able to accept additional purchases and will discontinue any automated purchases into the account.

Automated Investment Program

You may choose to make regular investments in an established account through an automated investment program, subject to the Fund’s eligibility and minimum investment requirements. Your Financial Intermediary may set certain restrictions for this automated investment option. If you would like to establish an automated investment program or for further information, please contact your Financial Intermediary.

You may discontinue the automated investment program or change the amount and timing of your investments by contacting your Financial Intermediary.

Payments to Financial Intermediaries

Shareholder Servicing Arrangements

Pursuant to the Fund’s Shareholder Services Plan, Financial Intermediaries may receive shareholder services compensation from Class I Shares of the Fund. Those payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

Other Payments to Financial Intermediaries

The Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in connection with distribution, which may include providing services intended to result in the sale of Fund Shares, or to pay for services such as marketing support, education and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. Some of these payments are commonly referred to as “revenue sharing.” At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Distributor or its affiliates may also make cash payments, from its own resources, to key Financial Intermediaries and their service providers (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) to pay for services such as account consolidation, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may fluctuate based on the dollar value of Fund Shares held through a particular Financial Intermediary. Because these payments are not made by the Fund, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table. At times, such payments may create an incentive for a Financial Intermediary to recommend or make Shares of the Fund available to its customers and may allow the Fund greater access to the customers of the Financial Intermediary.

The Fund’s Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the SEC and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, the Fund’s Distributor also offers them a range of complimentary software tools and educational services. The Fund’s Distributor provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Fund, the Fund’s Distributor or RIM.

Your Financial Intermediary may also charge you transaction-based fees, activity-based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIM, the Fund’s Distributor or the Fund. Ask your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Fund, the Fund or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Fund to identify you. If the Fund or your Financial Intermediary is unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically repurchased at the next repurchase offer. If the net asset value per share has decreased since your purchase, you will lose money as a result of this repurchase.

Signature Guarantee

When You Need Medallion Signature Guarantees (“MSG”): An MSG assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

-	You request a repurchase to be made payable to a person not on record with the Fund;

-	You request that a repurchase be mailed to an address other than that on record with the Fund;

-	The proceeds of a requested repurchase exceed $100,000;

-	Any repurchase is transmitted to a bank other than the bank of record; or

-	Your address was changed within 15 days of your repurchase request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Fund or your Financial Intermediary sends you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Escheatment and Inactivity

For any accounts held directly at the Fund, the Fund will comply with all federal search and notification requirements, as defined in Section 17AD-17 of the Securities Exchange Act of 1934, as amended. Should the assets be determined to be abandoned, then the Fund is legally obligated to escheat said abandoned property to the appropriate state’s unclaimed property administrator, as determined by the owner’s last known address of record.

Furthermore, the Fund will comply with any and all state regulations regarding “inactivity.” Broadly described, state inactivity rules define time periods during which, and specific means by which, shareholders must “contact” their assets, i.e. the Fund, the Fund’s agent and/or their Financial Intermediary. The Fund is legally obligated to escheat inactive assets to the state of jurisdiction as identified by the owner’s address of record.

In order to prevent escheatment of your account, consider keeping your contact information updated and actively engaging with your account to avoid it being deemed inactive per the regulations in your state of residence.

It is the intention of the Fund to comply with the appropriate regulative body for each given instance. For additional information, questions, or concerns regarding these regulations, please contact the Abandoned/Unclaimed Property division of your state of residence, or please contact your Financial Intermediary.

Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election. Please contact your Financial Intermediary for additional information.

Uncashed Checks

Please make sure you promptly cash checks issued to you by the Fund. If you do not cash a dividend, distribution, or repurchase check, the Fund will act to protect themselves and you. This may include restricting certain activities in your account until the Fund is sure that it has a valid address for you. After 180 days, the Fund will no longer honor the issued check and, after attempts to locate you, the Fund will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Fund with regards to uncashed checks, the Fund may convert your distribution option to have all dividends and/or other distributions reinvested in additional Shares.

In-Kind Exchange of Securities

The Fund may, at its discretion, permit you to acquire Shares in exchange for securities you currently own. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund; have a readily ascertainable market value; be liquid; and not be subject to restrictions on resale.

Shares purchased in exchange for securities generally may not be redeemed or exchanged for 15 days following the purchase by exchange or until the transfer has settled, whichever comes first. If you are a taxable investor, you will generally realize gains or losses on the exchange for federal income tax purposes. If you are contemplating an in-kind exchange you should consult your tax adviser.

The price at which the exchange will take place will depend upon the relative net asset value of the Shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same way the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities becomes the property of the Fund, along with the securities. Please contact your Financial Intermediary for further information.

Registration of Fund Accounts

Financial Intermediaries may combine their clients’ holdings in a single omnibus account with the Fund held in the Financial Intermediary’s own name or “street name.” Therefore, the Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your Financial Intermediary is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Fund, but can do so only through your Financial Intermediary. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s Prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund’s Transfer Agent at 1-833-296-2676. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”). The custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Ultimus Fund Solutions, LLC (“Ultimus”), whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent with respect to the Shares (the “Transfer Agent”). The Transfer Agent is responsible for maintaining the Fund’s Shareholder records and carrying out Shareholder transactions. The Transfer Agent also serves as the dividend disbursing agent for the Fund.

ADMINISTRATION AND ACCOUNTING SERVICES

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator. In its capacity as the Fund’s administrator, Ultimus provides or oversees the provision of all administrative services for the Fund. Pursuant to a Master Services Agreement (the “MSA”) between the Fund and Ultimus, which is approved by the Board, the Fund has agreed to pay Ultimus a monthly administration fee (the “Administration Fee”), plus reimbursable expenses. The Administration Fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums.

Ultimus provides certain accounting services to the Fund pursuant to the MSA. Pursuant to the MSA, Ultimus provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions. For these and other services it provides to the Fund, Ultimus is paid a monthly fee from the Fund, plus reimbursable expenses. The fee is based on the average managed assets (i.e., the average net assets of the Fund plus any amount of leverage being used by the Fund) for the prior month and subject to annual minimums.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Fund. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address for PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

LEGAL MATTERS

Dechert LLP, located at 100 Oliver St, Boston, MA 02110, has been engaged to serve as the Fund’s legal counsel.

Russell Investments

New Economy Infrastructure Fund

Class F Shares

Class I Shares

PROSPECTUS

[    ], 2025

All dealers that buy, sell or trade Shares, whether or not participating in this offer, may be required to deliver a prospectus when acting on behalf of the Distributor.

Preliminary Statement of Additional Information

Dated December 19, 2024

Subject to Completion.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

RUSSELL INVESTMENTS

NEW ECONOMY INFRASTRUCTURE FUND

Class F Shares

Class I Shares

STATEMENT OF ADDITIONAL INFORMATION

The Russell Investments New Economy Infrastructure Fund is a single legal entity organized as a Delaware statutory trust (the “Fund”). The Fund offers shares of beneficial interest (“Shares”) in a separate prospectus, dated [   ], 2025 (“Prospectus”). The Fund is a non-diversified, closed-end management investment company that operates as an “interval fund.”

This Statement of Additional Information (“SAI”) does not constitute a prospectus but should be read in conjunction with the Prospectus. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing the Fund’s shares of beneficial interest (the “Shares”), and investors should obtain and read the Prospectus prior to purchasing Shares of the Fund. A copy of the Prospectus may be obtained without charge by calling (800) 787-7354. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940 or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [   ], 2025.

2

INVESTMENT POLICIES AND RISKS

Russell Investment Management, LLC serves as the Fund’s investment adviser (“RIM” or the “Advisor”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Non-Fundamental Investment Policies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes in Infrastructure Assets (as defined below). The Fund may change this 80% policy without approval of the Shareholders upon at least 60 days’ prior written notice to Shareholders.

For purposes of this 80% policy, “Infrastructure Assets” includes: (1) multiple underlying funds that each invests at least a majority of its assets in infrastructure companies or individual infrastructure assets, including (a) private funds that are exempt from registration under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (“Underlying Private Funds”) and (b) the Russell Investments Exchange Traded Funds Global Infrastructure Active ETF, an exchange-traded fund registered under the 1940 Act that is managed by the Advisor and principally invests in equity securities, including common stocks, of infrastructure companies economically tied to a number of countries around the world (the “RI Global Infrastructure Active ETF”) and/or other active or passive exchange-traded funds that principally invest in infrastructure companies (together with the RI Global Infrastructure Active ETF, the “Infrastructure ETFs” and collectively with the Underlying Private Funds, the “Underlying Funds”), (2) secondary acquisitions of interests in the Underlying Private Funds through the purchase of an existing investor’s interest in the Underlying Private Fund, (3) co-investments with other registered or unregistered funds or accounts in individual infrastructure assets (“Co-Investments”), and (4) investments in public securities (debt and equity) of infrastructure companies. The Fund will concentrate its investments in Infrastructure Assets. However, the Fund’s Infrastructure Assets will vary across industry sectors and geographies and are allocated strategically by the Advisor. The Fund intends to invest in Infrastructure Assets across the renewable energy, digital communications, social infrastructure, utilities, transportation and energy sectors. The Fund defines “infrastructure” as the systems, networks and facilities of industries such as energy, utilities, transportation, communication and other capital assets or services required for the normal function of society or modern economic activity.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Fund’s Shareholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund may not:

(1) purchase securities if, as a result of such purchase, the Fund’s investments would be concentrated within the meaning of the 1940 Act; provided, however, that the Fund may invest in Infrastructure Assets, including the securities of companies directly or indirectly engaged in the infrastructure industry, without limitation as to concentration.

For purposes of this investment restriction, the Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICS”) methodology.

Investments in other investment companies, including the Infrastructure ETFs, shall not be considered an investment in any particular industry or group of industries for purposes of this fundamental policy.

This fundamental policy shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

(2) borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets) or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

3

(3) issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets) or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

(4) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities;

(5) make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33-1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law;

(6) purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, swaps and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; or

(7) purchase or sell real estate, except to the extent permitted by the 1940 Act or the rules and regulations thereunder, as such statute, rules or regulations may be amended or interpreted by the SEC from time to time;

The Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c- 3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except as to the Fund’s policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of Underlying Funds in which assets of the Fund are invested.

Other Risks

The following disclosure supplements the disclosure set forth under the caption “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Substantial Fees and Expenses. The Fund will allocate to multiple Underlying Funds. A Shareholder in the Fund that meets the eligibility conditions imposed by one or more Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could potentially invest directly in primaries of such Underlying Funds. By investing in the Underlying Funds through the Fund, a Shareholder in the Fund will bear a portion of the management fee and other expenses of the Fund. A Shareholder in the Fund will also indirectly bear a portion of the asset-based management fees, carried interests or incentive allocations (which are a share of an Underlying Fund’s returns which are paid to the Fund Manager) and fees and expenses borne by the Fund as an investor in the Underlying Funds. Although not part of the Fund’s primary strategy, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. These layered fees may result in higher Fund fees and expenses than if the Fund invested in other types of securities. Each Fund Manager may receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Funds and the Fund generally. As a result, an Underlying Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative.

Incentive Allocation Arrangements. Fund Managers of Underlying Private Funds may receive a performance fee, carried interest or incentive allocation generally equal to 5-20% of the net profits earned by the Underlying Private Fund that it manages, typically subject to a preferred return. It is possible that such amounts may be higher or lower for certain Fund Managers. These performance incentives may create an incentive for the Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Control Positions. Underlying Private Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Underlying Private Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Underlying Private Fund, the Fund likely would suffer losses on its investments.

4

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Shareholders should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Underlying Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•

the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder or with the consent of the Fund;

•

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Advisor or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•

the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund, the Advisor or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for any class of Shares of the Fund, and the Fund contemplates that no such market will develop. The Shares are, therefore, not readily marketable. The Fund intends to conduct quarterly offers at NAV to repurchase between 5% and 25% of its outstanding Shares, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5% of its outstanding Shares. Although the Advisor and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares of the Fund should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from registered open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

5

Qualified Purchaser Exemption. The Fund may be unsuccessful in quickly raising sufficient capital for the Fund to be deemed a “qualified purchaser” as defined in Section 2(a)(51) of the 1940 Act. Because certain investments that are part of the Fund’s investment strategies require that the Fund meet the definition of qualified purchaser, the Fund may not be able to fully implement its investment strategies and the Fund’s investment performance may be negatively impacted until the Fund raises the $25,000,000 required capital to meet the definition of a qualified purchaser.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders repurchasing must do so by a date specified in the notice describing the terms of the repurchase offer (the “Shareholder Notification”). The Shareholder Notification will be approximately 21 to 42 days prior to the date the repurchase offer ends (the “Repurchase Request Deadline”). The NAV per Share of repurchased Shares will be determined as of the close of regular trading on the NYSE on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). Shareholders that request to repurchase any Shares will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Repurchase Pricing Date is able to be determined. It is possible that during the time period between the Shareholder Notification date and the Repurchase Pricing Date, general economic and market conditions, or specific events affecting one or more Underlying Funds, could cause a decline in the value of Shares in the Fund. Moreover, because the Shareholder Notification date will be substantially in advance of the Repurchase Pricing Date, Shareholders who tender Shares of the Fund for repurchase will not know the amount of such proceeds prior to making a decision. The Fund will make full payment for repurchased Shares within seven (7) days after the Repurchase Pricing Date.

Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund’s investments in Underlying Private Funds are subject to lengthy lock-up periods where the Fund will not be able to dispose of such investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. There is no assurance that third parties will engage in such secondary transactions, and the Fund may require and be unable to obtain the consents to transfer that may be required from Fund Managers, the issuers of a Co-Investment, or other investors in a Co-Investment needed to effect such transactions. Such parties may have no incentive to grant such consents. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Underlying Private Funds in a timely manner.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Underlying Private Funds, the Fund will thereafter hold a larger proportion of its assets in the remaining Underlying Private Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Underlying Private Funds may not reflect the Advisor’s ideal judgments as to the desired portfolio composition of the Fund’s Underlying Private Funds, in that the Fund’s performance may be tied to the performance of fewer Underlying Private Funds and/or may not reflect the Advisor’s judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund received requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund’s ability to achieve its investment objectives and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Additional Tax Considerations; Distributions to Shareholders and Potential Fund-Level Tax Liabilities. The Fund expects to distribute substantially all of its investment company taxable income and net capital gains to Shareholders. These distributions are respectively characterized as ordinary dividend income or long-term capital gain when distributed as dividends for U.S. federal income tax purposes to Shareholders. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes (or is deemed to have distributed) in respect of any calendar year less than an amount at least equal to the sum of 98% of its calendar year ordinary income (taking into account certain deferrals and elections), 98.2% of its capital gain net income (determined on the basis of a one-year period ended on October 31 of such calendar year, and adjusted for certain ordinary losses), plus any such amounts that were not distributed in previous calendar years, then the Fund will generally be subject to a nondeductible 4% excise tax with respect to the Fund’s undistributed amounts. The Fund will not be subject to this excise tax on any amount which the Fund incurred an entity-level U.S. federal income tax.

6

For U.S. federal income tax purposes, the Fund is required to recognize taxable income in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Advisor would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

The Fund will not be able to offset income or gains realized by the Infrastructure ETFs against losses realized directly by the Fund or indirectly through an investment in another Underlying Fund. Sales of shares of the Infrastructure ETFs could also result in a gain and/or income to the Fund. The Fund’s investment in the Infrastructure ETFs and other Underlying Funds could therefore affect the amount, timing and character of distributions to Shareholders.

In addition, the Fund may invest in Underlying Funds located outside of the U.S. or other non-U.S. portfolio company or entities which may be considered passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. As a result, the Fund may, in a particular taxable year, be required to make ordinary income distributions in excess of the net economic income from such investments with respect to such taxable year. Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a qualified electing fund (“QEF”) election would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. As such, the Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments. Moreover, income or gain from such Underlying Funds or other entities may be subject to non-U.S. withholding or other taxes. Any such withholding or other taxes would reduce the return on the Fund’s investment in such Underlying Funds and thus on the Shareholders’ investment in the Fund. See “Tax Aspects.”

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes. The Fund may invest indirectly through Underlying Funds in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private equity investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund and its Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate.

Regulatory Changes. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of private fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the private funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the OTC derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized OTC derivatives, such as interest rate swaps, be executed in regulated markets and submitted for clearing through regulated clearinghouses. OTC derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for OTC derivative transactions that do not take place through clearinghouses. OTC derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Underlying Fund, in the form of higher fees or spreads and less favorable dealer valuations.

7

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules already promulgated or to be promulgated thereunder may negatively impact the ability of an Underlying Fund and, in turn, the Fund, to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Underlying Fund or its counterparties may impact an Underlying Fund’s ability to invest in a manner that most efficiently meets its investment objectives, and new requirements, including capital and mandatory clearing, may increase the cost of the Underlying Fund’s investments and doing business.

The effect of the Dodd-Frank Act or other regulatory change on the Fund and/or Underlying Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Underlying Funds that utilize short selling. Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The Advisor on behalf of the Fund, has claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and RIM is not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Advisor is not subject to registration and regulation as a “commodity pool operator” with respect to the Fund. If the Advisor was unable to claim this exemption with respect to the Fund, the Advisor would become subject to registration and regulation as a “commodity pool operator,” which would subject the Advisor and the Fund to additional registration and regulatory requirements and increased operating expenses.

The impact of changes in legislation, if any, on Shareholders, the Fund, and the entities through which the Fund invests is uncertain. Prospective investors are urged to consult their tax advisors regarding an investment in the Fund.

Under Rule 18f-4, the Fund is required to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These requirements apply unless the Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements and similar financing transactions continue to be subject to the asset coverage requirements, and a fund trading reverse repurchase agreements needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio (unless the fund treats such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements and similar financing transactions will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as “derivative transactions” for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described in the “Leverage” section of the Prospectus, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. These requirements may limit the Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.

Indemnification of Underlying Private Funds, Fund Managers and Others. The Fund may agree to indemnify certain of the Underlying Private Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Underlying Private Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

8

Other Investment Companies. The Fund may invest in the securities of other investment companies, including the Underlying Private Funds and one or more of the Infrastructure ETFs, including the RI Global Infrastructure Active ETF, which is also advised by the Advisor, to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the Fund’s acquisition of interests in the Underlying Private Funds. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds (including the Infrastructure ETFs), and in business development companies (“BDCs”) in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

If the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC.

Limited Operating History of Fund Investments. Many of the Fund’s Underlying Private Funds may have limited operating histories, and the information the Fund will obtain about such investments may be limited. As such, the ability of the Advisor to evaluate past performance of the Underlying Private Funds or to validate the investment strategies of such Underlying Private Funds will be limited.

Limitations on Performance Information. Performance of the Underlying Private Funds are difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is often no market for the Underlying Private Funds’ underlying investments, (ii) the Underlying Private Funds take years to achieve a realization event and are difficult to value before realization, (iii) the Underlying Private Funds are made over time as capital is drawn down from investments, (iv) the performance record of the Underlying Private Funds is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for Underlying Private Funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Underlying Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Underlying Fund’s investment portfolio.

Dilution. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Portfolio Turnover

The Fund has not yet commenced operations and therefore portfolio turnover information is not yet available.

9

MANAGEMENT OF THE FUND

Advisor

The Fund’s investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIM was established in 1982. As of [December 31, 2024], RIM managed over $[ ] billion in registered fund portfolios. RIM provides all investment advisory and portfolio management services and makes the day-to-day investment decisions for the Fund. In rendering investment advisory services to the Fund, RIM may use the portfolio management, research or other resources of a foreign (non-U.S.) affiliate of RIM and may provide services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC. Under this relief, U.S. registered investment advisers are allowed to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Subject to approval by the Fund’s Board and shareholders, RIM may in the future engage one or more unaffiliated non-discretionary money manager(s) to provide to RIM model portfolios representing the money manager’s investment recommendations and based upon which RIM would purchase and sell securities for the portion of the Fund’s assets allocated to such money manager.

Advisory Agreement

Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Advisor are not exclusive and the Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The advisory agreement between the Advisor and the Fund (the “Advisory Agreement”) also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund’s Shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s Shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

The Advisory Agreement provides that the Advisor receives an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the Fund’s average net assets (the “Management Fee”).

Until July 31, 2026, the Advisor has contractually agreed to waive up to the full amount of its Management Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 1.75% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include interest on borrowed funds, shareholder services fees, acquired fund fees and expenses or infrequent and/or unusual expenses (including litigation expenses).

Subject to the terms of this expense agreement, expenses borne by the Advisor are subject to recoupment by the Advisor up to three years from the date of such waiver or reimbursement. The Fund will carry forward any waivers and/or reimbursements of fees and expenses in excess of the expense limit and repay the Advisor such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment after giving effect to the repayment. If the Advisor determines that there is a duplication of any fees or expenses as a result of the Fund’s investment in the RI Global Infrastructure Active ETF under Rule 12d1-4 and that the amount of such duplication exceeds the amount of fees waived and expenses reimbursed by the Advisor under the expense agreement (the “differential”), the Advisor will increase the amount of its fee waiver and/or expense reimbursement in an amount equal to the differential.

The Advisory Agreement was approved by the Trustees as of December 10, 2024. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Advisory Agreement will terminate automatically in the event of its “assignment” (as such term is defined in the 1940 Act and the rules thereunder).

A discussion regarding the basis for the approval of the Advisory Agreement by the Board is available in the Fund’s first report to Shareholders.

Administration and Accounting Services Agreements

Ultimus Fund Solutions, LLC (“Ultimus”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator pursuant to a Master Services Agreement (the “MSA”). In its capacity as the Fund’s administrator, Ultimus provides or oversees the provision of all administrative services for the Fund.

10

Ultimus provides certain accounting services to the Fund pursuant to the MSA. Pursuant to the MSA, Ultimus provides the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions.

Board of Trustees and Officers of the Fund

The Board of Trustees for the Fund (“Board of Trustees”) consists of nine individuals (the “Trustees”), eight of whom are independent trustees (“Independent Trustees”).

The Board of Trustees is responsible under applicable state law for generally overseeing management and operations of the business and affairs of the Fund and does not manage operations on a day-to-day basis. The officers of the Fund, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Fund’s operations by, among other things, meeting with Fund management at the Board’s regularly scheduled meetings and as otherwise needed and, with the assistance of the Fund’s management, monitoring or evaluating the performance of the Fund’s service providers, including RIM, the Fund’s custodian and the Fund’s transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with the Fund’s independent auditors, Fund counsel and independent counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Fund. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of, among other things, the nature, scope and overall quality of services provided to the Fund. The Board of Trustees is required under the 1940 Act to review and approve the Fund’s contracts with RIM.

The Trustees and the Fund’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which the Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund without Shareholder input or approval, except in circumstances in which Shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a Shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of RIM creates a contract between a Shareholder of the Fund and: (i) the Fund; (ii) a service provider to the Fund; and/or (iii) the Trustees or officers of the Fund.

Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of Fund Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, at least two-thirds of the Trustees have been elected by Shareholders.

The Board of Trustees is currently comprised of nine Trustees, one of whom, Vernon Barback, is an Interested Trustee. Mr. Barback serves as Vice Chairman of an affiliate of RIM, the Fund’s adviser, and is thus classified as an Interested Trustee. There are eight Independent Trustees, including Raymond P. Tennison, Jr. and Julie Dien Ledoux, who serve as the Chairman and Vice Chairman of the Board respectively. Mr. Tennison has served as Chairman of the Board since 2024 and Ms. Ledoux has served as Vice Chairman of the Board since 2024. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Regulatory and Investment Compliance Committee which assist in performing aspects of its role in oversight of the Fund’s operations and are described in more detail in the following paragraphs.

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Advisor (including the Advisor’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Advisor regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Fund’s senior management, including the Fund’s CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Fund’s senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Regulatory and Investment Compliance Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Fund; it is not

11

practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Fund, the Advisor, the Advisor’s affiliates or other service providers. Because the Chairman and Vice Chairman of the Board and the Chairman and Vice Chairman (as applicable) of each of the Board’s Audit, Regulatory and Investment Compliance and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the number of funds it oversees, the Fund’s share classes, and the Fund’s distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Fund’s financial statements, (b) the Fund’s compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the Fund’s independent registered public accounting firm; (2) to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls; and (3) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for the Fund. It is management’s responsibility to prepare, or oversee the preparation of, the Fund’s financial statements and to maintain appropriate systems for accounting and internal controls and the auditor’s responsibility to plan and carry out a proper audit and to express an opinion on the Fund’s financial statements. Currently, the Audit Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Michelle L. Cahoon, each of whom is an Independent Trustee.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Regulatory and Investment Compliance Committee, which sets forth the Regulatory and Investment Compliance Committee’s current responsibilities. The Regulatory and Investment Compliance Committee: (1) shall regularly receive, review and consider reports on certain regulatory and investment-related compliance and risk matters regarding the operation of the Fund, separately and as a whole; (2) shall review with RIM and its affiliates the kind, scope, and format of, and the time periods covered by the reports provided to the Committee; (3) may review with RIM and its affiliates such other regulatory and investment-related compliance matters that are related to the operation of the Fund as the Committee may deem to be necessary or appropriate; and (4) may meet with any officer of the Fund or officer or other representative of RIM or other service provider to the Fund. Currently, the Regulatory and Investment Compliance Committee members are Messrs. Vernon Barback and Michael Day and Mses. Julie Dien Ledoux, Ellen Needham and Jeannie Shanahan.

The Fund’s Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of the Fund for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In evaluating all candidates for membership on the Board, the Nominating and Governance Committee considers, among other factors that it may deem relevant: whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee; whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; the contribution which the person may be expected to make to the Board and the Fund, with consideration being given to the person’s business and professional experience, board experience, education, diversity and such other factors as the Committee, in its sole judgment, may consider relevant; and the character and integrity of the person. In identifying and evaluating Independent Trustee candidates, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of the Fund; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Fund. Currently, the Nominating and Governance Committee members are Messrs. Jeremy May, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Julie Dien Ledoux, each of whom is an Independent Trustee.

12

The Independent Trustees will be paid an annual retainer plus meeting attendance, chairperson and vice-chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. The Fund’s officers are paid by RIM or its affiliates.

Each Trustee will be selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, will be controlling in the selection evaluations.

The following tables provide information for each officer and Trustee of the Fund. The Russell Investments Fund Complex consists of the Fund, the Russell Investments Strategic Credit Fund, Russell Investment Company (“RIC”), a registered investment company which has 30 funds, Russell Investment Funds (“RIF”), a registered investment company which has nine funds, and the Russell Investments Exchange Traded Funds, which has five funds. The first table below provides information for the Interested Trustee. The second table below provides information for the Independent Trustees. The third table below provides information for the officers.

Each Trustee possesses the following specific attributes: Ms. Cahoon has had experience as the senior financial executive of other investment companies and their investment adviser and distributor, as well as a certified public accountant who previously provided audit services in the financial sector at a multi-national accounting firm and has been determined by the Board to be an “audit committee financial expert”; Mr. Day has had experience as an executive-level leader in corporate finance and accounting, as a member of the boards of other companies and non-profit organizations, and as a certified public accountant; Ms. Ledoux has had investment experience as a portfolio manager and has had experience as a member of the board of trustees of other investment companies; Mr. May has had business, financial services, accounting and investment management experience as a senior executive and board member of financial services, investment management and other organizations, as well as experience as a board member of other investment companies and as a certified public accountant; Ms. Needham has had experience in executive management roles with other financial services institutions and has had experience as a member of the board of trustees of other investment companies; Ms. Shanahan has had financial, risk management, governance and compliance experience in highly regulated industries as a senior executive at large financial institutions, and as a member of the board of a non-profit organization; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Barback has had experience as a senior executive of other financial services companies with responsibility for investment, financial, and operational matters affecting asset managers and related service providers. As a senior officer of an affiliate of RIM, Mr. Barback is in a position to provide the Board with such entity’s perspectives on the management, operations and distribution of the Fund.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Vernon Barback# Born August 24, 1956 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024 • Trustee since 2024	• Until successor is chosen and qualified by Trustees • Until successor is duly elected and qualified	• President and CEO, RIC and RIF • Vice Chairman, Russell Investments • From 2022 to 2024, Chief Operating Officer, Russell Investments • From 2021 to 2022, Chief Administrative Officer, Russell Investments • From 2019 to 2021, Vice Chairman, Russell Investments • Until 2020, Director, NorthStar Topco, LLC (technology and services outsourcing company) • From 2016 to 2019, President, Russell Investments	46	• Until 2020, Director of NorthStar Topco, LLC (technology and services outsourcing company)

*

Each Trustee shall retire from service on the Board of Trustees at the end of the calendar year in which the Trustee reaches 75 years of age. However, at the discretion of the Board and upon the request of the Trustee, a one-year waiver may be granted from the application of the policy, which will allow the Trustee to continue to serve on the Board for an additional one-year period following the end of the calendar year in which the Trustee reaches 75 years of age. A maximum of five one-year waivers may be requested by the Trustee and granted by the Board to the Trustee.

#	Mr. Barback is Vice Chairman of an affiliate of RIM and is therefore an Interested Trustee.

13

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Michelle L. Cahoon Born July 5, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Audit Committee since 2024	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired • From January to April 2019, Consulting Chief Financial Officer, Driehaus Capital Management LLC (investment adviser) • Trustee and Audit Committee Chair Fairway Private Equity & Venture Capital Opportunities Fund (investment company)	46	• Trustee and Audit Committee Chair Fairway Private Equity & Venture Capital Opportunities Fund (investment company)

Michael Day Born October 23, 1957 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• From 2019 to 2023, President and Chief Executive Officer, Topa Insurance Group (insurance company)	46

•  From 2016 to 2023, Director, Topa Insurance Group (insurance company)

•  From 2020 to 2022, Director, Puppet, Inc. (information technology company)

•  Director, Somos, Inc. (information technology company)

•  Until 2019, Director, Recology (waste management company)

14

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

INDEPENDENT TRUSTEES

Julie Dien Ledoux Born August 17, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Vice Chairman since 2024	• Until successor is duly elected and qualified • Approved Annually	• Retired	46	None

Jeremy May Born March 30, 1970 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Founder and Chief Executive Officer, Paralel Technologies LLC (information technology company) • Director, TFIN.AI LLC (financial services company) • Until March 2021, Chief Operating Officer of Magnifi LLC (information technology company) • Until 2019, President ALPS Portfolio Solutions and Executive Vice President of ALPS Advisors and ALPS Holdings (investment company)	46

•  Director, TFIN.AI LLC (financial services company)

•  Trustee and Chairman of Bow River Capital Evergreen Fund (investment company)

•  Until November 2022, Trustee and Chairman of New Age Alpha ETF Trust (investment company)

•  Until March 2021, Interested Director of Reaves Utility Income Trust (investment company)

•  Until February 2021, Interested Director of ALPS Series Trust (investment company)

•  Until 2019, Interested Director of RiverNorth Opportunities Fund (investment company)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ellen Needham Born January 4, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024	• Until successor is duly elected and qualified	• Retired • Until 2023, Senior Managing Director, State Street Global Advisors; Chairman, SSGA Funds Management, Inc.; President and Director, SSGA Funds Management, Inc., and Director, State Street Global Advisors, Funds Distributors, LLC (financial services companies)	46

•  Trustee of The 2023 ETF Series Trust (investment company)

•  Trustee of The 2023 ETF Series Trust II (investment company)

•  Until 2023, Interested Trustee of State Street Navigator Securities Lending Trust, State Street Institutional Investment Trust, State Street Institutional Funds, State Street Master Funds, SSGA Funds and Elfun Funds (investment companies)

					• Until 2023, Interested Director of State Street Variable Insurance Series Funds, Inc. (investment company)

15

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

Jeannie Shanahan Born February 15, 1964 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Regulatory and Investment Compliance Committee since 2024	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Until 2021, President of Twin Star Consulting, LLC (consulting company)	46	None

Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman since 2024	• Until successor is duly elected and qualified • Approved Annually	• Retired	46	None

Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2024 • Chairman of the Nominating and Governance Committee since 2024	• Until successor is duly elected and qualified • Until successor is duly elected and qualified	• Retired	46	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS

Vernon Barback Born August 24, 1956 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2024	• Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Vice Chairman, Russell Investments

•  From 2022 to 2024, Chief Operating Officer, Russell Investments

•  From 2021 to 2022, Chief Administrative Officer, Russell Investments

•  From 2019 to 2021, Vice Chairman, Russell Investments

•  Until 2020, Director, NorthStar Topco, LLC (technology and services outsourcing company)

•  From 2016 to 2019, President, Russell Investments

Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Chief Compliance Officer since 2024	• Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, Russell Investments Fund Services, LLC (“RIFUS”) • Chief Compliance Officer, Venerable Variable Insurance Trust

Kari Seabrands Born September 9, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Treasurer, Chief Accounting Officer and Chief Financial Officer since 2024	• Until successor is chosen and qualified by Trustees

•  Senior Director, Head of Global Fund Services, Russell Investments

•  Until 2023, Director, Fund Administration, Russell Investments

•  Treasurer, Chief Accounting Officer and Chief Financial Officer, RIC and RIF

•  Director, Russell Investments Financial Services, LLC (“RIFIS”) and RIFUS

Kate El-Hillow Born August 17, 1974 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Chief Investment Officer since 2024	• Until removed by Trustees

•  Chief Investment Officer and President, Russell Investments

•  Chief Investment Officer, RIC and RIF

•  President, RIM

•  Until 2021, Deputy Chief Investment Officer, Senior Portfolio Manager, Head of Strategy Selection and Head of Portfolio Management & Risk, Goldman Sachs

Mary Beth Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Secretary and Chief Legal Officer since 2024	• Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIC and RIF • Secretary, U.S. One, LLC

16

TRUSTEE COMPENSATION TABLE

ESTIMATED FOR THE FISCAL YEAR ENDED MARCH 31, 2025

	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEE
Vernon Barback	N/A	N/A	N/A	N/A
INDEPENDENT TRUSTEES
Michelle L. Cahoon	$0	$0	$0	$275,000
Michael Day	$0	$0	$0	$260,000
Julie Dien Ledoux	$0	$0	$0	$307,000
Jeremy May	$0	$0	$0	$266,000
Ellen Needham	$0	$0	$0	$191,000
Jeannie Shanahan	$0	$0	$0	$275,000
Raymond P. Tennison, Jr.	$0	$0	$0	$367,000
Jack R. Thompson	$0	$0	$0	$279,000

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 2023

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEE
Vernon Barback	None	Over $100,000
INDEPENDENT TRUSTEES
Michelle L. Cahoon	None	Over $100,000
Michael Day	None	None
Julie Dien Ledoux	None	Over $100,000
Jeremy May	None	None
Ellen Needham	None	None
Jeannie Shanahan	None	None
Raymond P. Tennison, Jr.	None	Over $100,000
Jack R. Thompson	None	Over $100,000

17

Indemnification of Trustees and Officers

The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Trustee or officer in good faith on behalf of the Fund and in a manner the Trustee or officer reasonably believed to be within the scope of authority conferred on the Trustee or the officer, except that the Trustees and officers shall be liable for any such loss, damage or claim incurred by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties to the Fund with respect to such acts or omissions. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.

Portfolio Management

The Fund’s portfolio managers oversee the Fund’s asset allocations and have primary responsibility for the management of the Fund (the “RIM Managers”). The RIM Managers are compensated by RIM with salaries, annual incentive awards (paid in cash and/or awarded as part of an equity incentive plan) and profit-sharing contributions. Salaries are fixed annually and are driven by the marketplace. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.

Annual incentive awards for the RIM Managers of the Fund are assessed by senior management based on the following:

•

Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, including, for example, investment activities and risk management.

•	Quantitative metrics based on Fund performance.

RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by the Managing Director, Head of Alternative Investments (the “MD”). RIM’s compensation committee approves salaries and annual incentive awards after the MD’s recommendations have been reviewed by the Chief Investment Officer.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to the financial performance of RIM and its affiliates (collectively, “Russell Investments”). Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually by Russell Investments’ Board of Directors.

RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within Russell Investments’ Board of Directors’ discretion and not based on a static formula. Russell Investments matches employee contributions to the profit sharing plan up to 5% of eligible base pay.

18

EQUITY SECURITIES BENEFICIALLY OWNED BY

RIM MANAGERS IN THE FUND

AS OF [   ], 2024

RIM MANAGERS OF THE FUND	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND MANAGED BY THE RIM MANAGER
Michael Steingold	$0
Patrick Nikodem	$0

RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, exchange-traded funds, interval funds, separate accounts, unregistered funds and commingled trusts. RIM’s investment process, which may include proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and, where applicable, selecting underlying funds to fulfill those needs. Specifically, RIM Managers make underlying fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that for funds of funds, RIM Managers utilize RIM’s proprietary capital markets research and portfolio strategy analysis to assist in determining the underlying funds in which to invest, in each case to meet the unique investment needs of the various funds they manage.

OTHER ACCOUNTS MANAGED BY RIM MANAGERS

AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS

AS OF [   ], 2024

RIM Manager	Number of Registered Investment Companies		Assets Under Management (in millions)			Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Michael Steingold	[	]	$	[	]	—	—	—	—	$	[	]
Patrick Nikodem	[	]	$	[	]	—	—	—	—	$	[	]

[None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.]

Proxy Voting Policies and Procedures

RIM, as the Fund’s investment adviser, is primarily responsible for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Fund may be invested. RIM has established an Active Ownership Committee (“Committee”) and has adopted written Proxy Voting and Engagement Policies and Procedures (“P&P”) and written proxy voting guidelines (“Guidelines”). RIM has also hired a third-party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. The Proxy Administrator utilizes an automated platform that collects and documents RIM’s voting decisions and interfaces directly with the tabulator of each proxy vote to help ensure timely and accurate votes on the matters being voted. The automated platform is not a substitute for RIM’s judgment or discretion; RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting and maintains records of all votes cast and other relevant information as may be required by applicable law or regulation.

19

The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Fund) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Fund on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making proxy voting recommendations to RIM. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. RIM, through the Committee, constructs the Guidelines based on its assessment of each matter covered by the Guidelines. This assessment may take into account or adopt pertinent third-party research, including research provided by the Proxy Administrator. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.

Matters that are not covered in the Guidelines or that the Committee determines to be more appropriately examined on a case-by-case basis are voted by the Committee. Regardless of whether a matter is voted pursuant to the Guidelines or by the Committee, RIM, through the Committee, exercises its proxy voting authority in the best interests of the Fund based on its analysis of relevant facts and circumstances; pertinent internal and third party research; reasonably available subsequent information; applicable law and regulation; as well as certain best practices.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, at https://russellinvestments.com and on the SEC’s website at http://www.sec.gov. The Guidelines are available, without charge, at https://russellinvestments.com.

The Fund may receive notices or proxies from Underlying Private Funds. To the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Underlying Private Funds, the responsibility for decisions regarding such proxy voting has been delegated to RIM. RIM will vote such proxies in accordance with Russell Investments’ policies and procedures for Corporate Actions for Private Fund Investments (“Corporate Action Policies and Procedures”). Under the Corporate Action Policies and Procedures, the portfolio manager(s) evaluate the corporate action proposal with the goal of achieving the best outcome for the Fund. The portfolio manager(s) evaluate each proposed corporate action on a case-by-case basis by reviewing the documentation provided by the Underlying Private Fund describing the corporate action proposal and, when applicable, discussing with the relevant Russell Investments’ private markets manager research analyst(s) or the general partner of the Underlying Private Fund.

Codes of Ethics

The Fund, RIM and the Distributor each has adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of the Fund and the Fund’s Shareholders. The codes of ethics are designed to prevent affiliated persons of the Fund, RIM and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.

20

VALUATION OF FUND SHARES

The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed for each class of Shares of the Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding the Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “NET ASSET VALUE” in the Prospectus.

The Fund’s or Underlying Funds’ portfolio securities may actively trade on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the Shareholder is not able to purchase Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines its net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset values may not be reflected in the calculations of net asset value unless RIM (with the assistance of the Fund’s administrator) determines that a particular event would materially affect the net asset value.

VALUATION OF PORTFOLIO SECURITIES

The Board has designated the Advisor as the Fund’s valuation designee for purposes of Rule 2a-5 under the 1940 Act. The Board has approved valuation procedures for the Fund and the Advisor (the “Valuation Procedures”).

The Valuation Procedures provide that the Fund will value its investments in Underlying Private Funds at fair value. The fair value of such investments as of each determination date pursuant to the Valuation Procedures (“Determination Date”) ordinarily will be the capital account value of the Fund’s interest in such investments as provided by the relevant Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Advisor values the Fund’s portfolio, including capital activity and material events occurring between the reference dates of the Fund Manager’s valuations and the relevant Determination Date. The Fund expects that Fund Managers will provide quarterly valuations to the Advisor and that such valuations will have a lag of approximately 45 to 120 days between the date for which the Fund Manager values the Underlying Private Fund’s holdings and the date on which RIM receives the report.

The valuation of the Fund’s investments in Underlying Private Funds is performed in accordance with Topic 820 — Fair Value Measurements and Disclosures. Generally, Fund Managers value investments at their market price if market quotations are readily available. In the absence of observable market prices, Fund Managers value investments using their valuation methodologies. For some investments little market activity may exist. The Fund Managers’ determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks. Investments for which market prices are not observable include private investments in the equity of operating companies, projects, properties or certain debt positions. Market quotations will not be readily available for most of the Fund’s investments.

21

The Advisor may engage a valuation specialist to support the Advisor in its fair valuation of the Underlying Private Funds and other assets held by the Fund that may require fair valuation under the Fund’s Valuation Procedures. The cost of such valuation specialist will be paid by the Fund.

The actual realized returns on the Fund Managers’ unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Fund Managers’ valuations are based. Neither the Fund nor the Advisor has oversight or control over the implementation of the Fund Managers’ valuation process.

In reviewing the valuations provided by Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Advisor values the Fund’s portfolio. The Advisor will consider such information and may conclude in certain circumstances that the information provided by the Fund Manager does not represent the fair value of a particular Underlying Private Fund. In accordance with the Valuation Procedures, the Advisor will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the NAV reported or expected to be reported by the relevant Fund Manager, or whether to adjust such value to reflect a premium or discount to such NAV.

For example, Fund Managers may value investments in portfolio companies and direct private equity investments at cost. The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Advisor may approve such valuations. In other cases, the Advisor may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties). In such cases, the Fund’s investment will be revalued in a manner that the Advisor, in accordance with the Valuation Procedures, determines in good faith best approximates fair value. The Board of Trustees will be responsible for ensuring that the Valuation Procedures are fair to the Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Fund Managers, who are unaffiliated with the Fund, may adopt a variety of valuation bases and provide differing levels of information concerning the Underlying Private Funds, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Advisor will be able to confirm independently the accuracy of valuations provided by any Fund Managers (which are generally unaudited).

In fair valuing certain Co-Investments, the Advisor may consider a number of factors such as the Fund’s cost, latest round of financing, company operating performance, market-based performance multiples, announced capital markets activity and any other relevant information will be considered at the time the Advisor values the Fund’s portfolio.

With respect to securities or other instruments held by the Fund that are not investments in Underlying Private Funds, the Advisor will generally value such assets as described below. With respect to any portion of the Fund’s assets invested in one or more open-end management investment companies registered under the 1940 Act, including the RI Global Infrastructure Active ETF, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. With respect to other Fund assets that are not Underlying Private Funds, ordinarily the Advisor values each portfolio instrument based on prices provided by pricing sources and services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options, if any, are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps, if any, may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type

22

of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price the Fund would receive if it sold the instrument.

If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair valuation procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair valuation procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Advisor believes reflects fair value. The use of fair value pricing by the Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.

The fair valuation procedures are intended to assure that the Fund’s net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which the instruments may trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for the Fund when the Fund deems that the particular event or circumstance would materially affect the Fund’s net asset value.

The Fund may invest in foreign listed securities and therefore may use fair value pricing for its listed securities more often (typically daily) than a fund that does not invest in foreign securities since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities.

Examples of significant events that generally trigger fair value pricing of the securities or other instruments held by the Fund that may not otherwise use fair value pricing are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster, a public health emergency affecting one or more countries in the global economy (including an emergency which results in the closure of financial markets) or other emergency situation; or an armed conflict. Because foreign securities can trade on non-business days, the net asset value of the Fund’s portfolio that includes foreign securities may change on days when Shareholders are not able to purchase Fund Shares.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase Shares.

23

To the extent the Fund invests in low rated debt securities, the Advisor is likely to use fair value pricing more often than a fund that does not invest in such securities since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.

The Advisor or its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Advisor or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Administration Fee, are accrued on a daily basis and taken into account for the purpose of determining the Fund’s NAV on a Determination Date.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments of the Advisor or the Fund Managers regarding appropriate valuations should prove incorrect.

BROKERAGE ALLOCATIONS AND BROKERAGE COMMISSIONS

The selection of a broker or dealer to execute portfolio transactions for the Fund is made by RIM. The Fund’s arrangements with RIM provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the depth of market in a security or breadth of market access, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM is not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Fund’s Board-approved policies and procedures.

Equity transactions that RIM effects for the Fund are executed through Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and an affiliate of RIM. RIIS may also execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Fund. RIIS may charge the Fund an agency fee for effecting FX Transactions. This presents a conflict of interest because RIIS generates revenue from executing equity transactions and FX Transactions for the Fund, which is a financial incentive for RIM to favor the ongoing selection of RIIS for execution of the Fund’s equity transactions and FX Transactions. To oversee its use of RIIS to execute equity transactions and FX Transactions for the Fund, RIM reviews third party trade execution quality reports and RIIS’ commission rates relative to commission rates for comparable services. RIIS uses a multi-venue trade approach whereby RIIS trades through its network of independent venues, including third-party brokers for clearing and settlement services, to which RIIS pays a portion of its commission.

CONFLICTS OF INTEREST

The Advisor

The Advisor or its affiliates provide or may provide investment advisory and other services to various clients. The Advisor and certain of its investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members and for other non-client accounts (collectively, with the client accounts advised by the Advisor and its affiliates, “Other Accounts”). The Fund has no interest in these activities. The Advisor and its affiliates may receive compensation in connection with such activities. The Advisor and the investment professionals who, on behalf of the Advisor, will manage the Fund’s investment portfolio may be engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. There also may be circumstances under which the Advisor will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Advisor will commit the Fund’s assets. There also may be circumstances under which the Advisor will make investments for Other Accounts in which the Advisor does not invest on behalf of the Fund, or vice versa.

24

Investment opportunities are made available to the Fund and other clients of the Advisor or its affiliates where the investment is within the parameters of the applicable strategy. Further, investment opportunities may arise where there is more demand from the Fund and other clients of the Advisor or its affiliates for a particular investment opportunity than supply. The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Advisor and the Fund have applied for an exemptive order from the SEC that would permit the Fund to co-invest alongside other registered or unregistered funds and accounts managed by RIM or its affiliates in individual infrastructure assets. There is no assurance that the Fund will receive the relief requested in the application for the exemptive order. The Fund anticipates that, if granted, the SEC exemptive order will contain certain conditions that limit or restrict the Fund’s ability to participate in such transactions, including, without limitation, where advised funds by the Advisor or its affiliates have an existing investment in the operating company or Underlying Fund.

The Advisor or its affiliates also may compensate, from their own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between the Advisor or its affiliates and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and the Advisor or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Engagement with financial intermediaries may present certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisor, Underlying Funds or portfolio companies or investment vehicles managed or sponsored by the Advisor or Fund Managers may purchase securities or other assets directly or indirectly from or enter into financial or other transactions with a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Underlying Fund. Such entities may compete with the Fund or the Underlying Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in an Underlying Fund or a portfolio company may do so on terms that are more favorable than those of the Fund.

Financial intermediaries that act as selling agents for the Fund also may act as distributor for an Underlying Fund in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Underlying Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, an Underlying Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, an Underlying Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A financial intermediary is expected to provide certain such services to the Fund in connection with the Fund obtaining a credit facility, if any such facility is obtained.

25

In addition, issuers of securities held by the Fund or Underlying Funds may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund or Underlying Funds and may have an effect on the value of the positions held by the Fund or may result in a financial intermediary having an interest in the issuer adverse to the Fund or Underlying Funds. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or Underlying Funds has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund or an Underlying Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund or Underlying Fund, including with respect to fees and the right to receive information.

Participation in Investment Activities

Directors, principals, officers, employees and affiliates of the Advisor may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisor, or by the Advisor for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Underlying Fund.

Other Matters

A Fund Manager may, from time to time, cause an Underlying Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. Future investment activities of the Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Advisor and its affiliates will not purchase securities or other property from, or sell securities or other property to the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Advisor determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Advisor and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares. This discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986 (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. The discussion is limited to persons who hold their Shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular

26

Shareholder or to Shareholders who may be subject to special treatment under federal income tax laws, such as U.S. financial institutions, insurance companies, broker-dealers, traders in securities that have made an election for U.S. federal income tax purposes to mark-to-market their securities holdings, tax-exempt organizations, partnerships, Shareholders who are not “United States Persons” (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar. No ruling has been or will be obtained from the Internal Revenue Service (“IRS”) regarding any matter relating to the Fund or the Shares. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. The discussion set forth herein does not constitute tax advice. Prospective Shareholders and Shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the acquisition, holding and disposition of Shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

It is expected that the Fund will qualify for treatment as a regulated investment company (“RIC”) under the Code. If the Fund so qualifies and distributes (or is deemed to have distributed) each taxable year to Shareholders dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) plus 90% of any net tax-exempt income for the Fund’s taxable year, the Fund will not be subject to U.S. federal corporate income taxes on any amounts it distributes as dividends for U.S. federal income tax purposes, including distributions (if any) derived from the Fund’s net capital gain (i.e., the excess of the net long-term capital gains over net short-term capital losses) to Shareholders. The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders each year.

In addition, amounts not distributed on a timely basis in accordance with a separate calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund generally must be considered to have distributed dividends for U.S. federal income tax purposes in respect of each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such calendar year, and adjusted for certain ordinary losses), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund incurred no U.S. federal income tax. For U.S. federal income tax purposes, dividends declared by the Fund in October, November or December to Shareholders of record on a specified date in such a month and paid during January of the following calendar year are taxable to such Shareholders, and deductible by the Fund, as if paid on December 31 of the calendar year declared. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

In order to qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined in the Code) (all such income items, “qualifying gross income”); and (b)

27

diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more “qualified publicly traded partnerships” (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Underlying Funds. Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will “look through” to the assets held by such Underlying Funds.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC’s non-qualifying gross income exceeds one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such taxable year.

Additionally, a RIC that fails the asset diversification test as of the end of a quarter of a taxable year shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10 million (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter of a taxable year under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of the Fund’s taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure. However, the action typically taken by RICs to avert such a failure (e.g., the disposition of assets causing the asset diversification discrepancy) may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Underlying Private Funds. While the Code generally affords the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to do so may limit utilization of this statutory 30-day cure period and, possibly, the extended cure period provided by the Code as discussed above.

28

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions made to Shareholders. In addition, all distributions (including distributions of net capital gain) made to Shareholders generally would be characterized as dividend income to the extent of the Fund’s current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pay distributions from its net investment income and distribute net realized capital gains, if any, at least once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund intends to declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by the Fund in the prior fiscal year. An additional distribution may be declared and paid by the Fund if required to avoid the imposition of a federal tax on the Fund. After the end of each calendar year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the calendar year.

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Distributions from net investment income and net short-term capital gain generally will be characterized as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Shareholders that are corporations. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by Shareholders that are individuals. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be characterized as long-term capital gain, regardless of how long Shares have been held by the Shareholder and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if the Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale of Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may, in connection with such repurchase or transfer, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased or transferred. In such case, the tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The tax treatment of the Fund’s distributions from net investment income and capital gains generally will be the same whether the Shareholder takes such distributions in cash or reinvests them to buy additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.

29

For taxable years beginning before January 1, 2026, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary real estate investment trust (“REIT”) dividends. Applicable Treasury regulations allow RICs to pass through to shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) Shareholders of the Fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the Shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts to the extent such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a Shareholder does not tender all of his or her Shares, such repurchase or transfer may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase or transfer may constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Shares. If disallowed, the loss will be reflected as an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

30

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares.

The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be added to the tax basis of any remaining Shares held by the Shareholder.

The Fund must report to the IRS and furnish to Shareholders the cost basis information for Shares purchased and sold. If a Shareholder acquires and holds Shares directly with the Fund and not through a Financial Intermediary, the Fund will use the average cost basis method for all Shareholders, which means this is the method the Fund will use to determine which specific Shares are deemed to be sold and their cost basis when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s default method at the time of their purchase or upon sale of Shares. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting such information on their federal income tax returns. If a Shareholder acquires and holds Shares through a Financial Intermediary, they should contact their Financial Intermediary for information related to the applicable cost basis default methods, cost basis selection, and cost basis reporting. Shareholders should consult their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase or transfer that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2,500,000 or more for an individual Shareholder or $10,000,000 or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

Unless and until the Fund is considered under the Code to be a “publicly offered regulated investment company,” for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the Management Fees and certain other expenses, (2) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. Shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code. In addition, if the Fund is not treated as a

31

“publicly offered regulated investment company,” the Fund will be subject to limitations on the deductibility of certain “preferential dividends” that are distributed to U.S. stockholders on a non-pro-rata basis. A “publicly offered regulated investment company” is a RIC whose equity interests are (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, or (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

The Fund will invest a portion of its assets in Underlying Funds, some of which may be classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) generally is not subject to an entity-level U.S. federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Funds (including in circumstances where investments by the Underlying Funds generate income prior to a corresponding receipt of cash). In such case, the Fund may have to dispose of interests in Underlying Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Underlying Funds earn income of a type that is not qualifying gross income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

Some of the income that the Fund may earn directly or through an Underlying Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the gross income test. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC resulting from a failure to satisfy the gross income test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related investment. Such subsidiary entities generally will be required to incur entity-level income taxes on their earnings, which ultimately will reduce the return to Shareholders.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND’S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE CO-INVESTMENTS OR CO-INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND’S INVESTMENT IN ANY UNDERLYING FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be characterized as capital gains and losses. However, because the functional currency of the Fund for U.S. federal income tax purposes is the U.S. dollar, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss in accordance with Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income. Finally, all or a portion of any gain realized from engaging in “conversion transactions” (as defined in the Code to generally include certain transactions designed to convert ordinary income into capital gain) may be characterized as ordinary income.

32

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

While not a principal investment strategy of the Fund, the Fund may acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Fund and is not part of a straddle transaction (as described below), and an election is made by the Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Fund, or the Underlying Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute “straddles.” In addition, investments by the Fund in particular combinations of Underlying Funds may also be treated as a “straddle.” To the extent the straddle rules apply to positions established by the Fund, or the Underlying Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund, or the Underlying Funds, may constitute “mixed straddles.” One or more elections may be made in respect of the U.S. federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Underlying Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests (“appreciated financial position”), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Underlying Fund, enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

33

If the Fund, or possibly an Underlying Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, REITs, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The U.S. Department of the Treasury (the “Treasury”) and the IRS have the authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies and Controlled Foreign Corporations

The Fund may indirectly hold equity interests in non-U.S. Underlying Funds and/or non-U.S. portfolio companies that may be treated as “passive foreign investment companies” (each, a “PFIC”) under the Code. A PFIC is generally defined as a non-U.S. entity which is classified as a corporation for U.S. federal income tax purposes, and which earns at least 75% of its annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or which holds at least 50% of its total assets in assets producing such passive income. The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If an election is made to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF’s ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund. If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund. The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy. Alternatively, in certain cases, an election can be made to mark-to-market the shares of a PFIC held by the Fund at the end of the Fund’s taxable year (as well as on certain other dates prescribed in the Code). In this case, the Fund would recognize as ordinary income its share of any increase in the value of such PFIC shares, and as ordinary loss its share of any decrease in such value, to the extent such did not exceed its share of prior increases in income derived from such PFIC shares. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable taxable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).

Dividends paid by PFICs will not be treated as “qualified dividend income.” In certain cases, the Fund will not be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

If the Fund holds 10% or more (by vote or value) of the interests treated as equity for U.S. federal income tax purposes in a foreign entity classified as a corporation for U.S. federal income tax purposes and considered a controlled foreign corporation (“CFC”) under the Code, the Fund may be treated as receiving a deemed distribution (i.e., characterized as ordinary income) each taxable year from such foreign corporation in an amount equal to its pro rata share of such entity’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the entity makes an actual distribution during such taxable year. The Fund would be required to include the amount of a deemed distribution from a CFC when computing its investment company taxable income as well as in determining whether the Fund satisfies the distribution requirements applicable to RICs, even to the extent the amount of the Fund’s income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and the proceeds from any sales or other dispositions of CFC stock during the Fund’s taxable year. In general, a foreign entity classified as a corporation for U.S. federal income tax purposes will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign entity classified as a corporation for U.S. federal income tax purposes.

34

Under applicable final Treasury regulations, certain income derived by the Fund from a CFC or a PFIC with respect to which the Fund has made a QEF election would generally constitute qualifying income under the gross income test for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC or the PFIC makes current distributions of that income to the Fund or the included income is derived with respect to the Fund’s business of investing in stocks and securities. The Fund may be restricted in its ability to make QEF elections with respect to the Fund’s holdings in Underlying Funds and other issuers that could be treated as PFICs or implement certain restrictions with the respect to any Underlying Funds or other issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, Shareholders and prospective Shareholders should consider the potential state and local tax consequences associated with an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders will generally be taxable in their state of residence with respect to their income or gains earned and distributed by the Fund as dividends for U.S. federal income tax purposes, or the amount of their investment in the Fund.

Foreign Taxes

The Fund’s investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States. In that case, the Fund’s yield on those stocks or securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code. In such a case, Shareholders of the Fund will include in gross income from foreign sources their pro rata shares of such taxes. The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Information Reporting and Backup Withholding

Information returns will generally be filed with the IRS in connection with distributions made by the Fund to Shareholders unless Shareholders establish they are exempt from such information reporting (e.g., by properly establishing that they are classified as corporations for U.S. federal tax purposes). Additionally, the Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification numbers, generally on an IRS Form W-9, or who otherwise fail to make required certifications, or if the Fund or the Shareholder has been notified by the IRS that such Shareholder is subject to backup withholding. Certain Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but they may be required to demonstrate their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the Shareholder’s federal income tax liability if the appropriate information is provided to the IRS.

U.S. Federally Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by its U.S. federally tax-exempt Shareholders (including, among others, individual retirement accounts (“IRAs”), 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a U.S. federally tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares of the Fund if the US, federally tax-exempt Shareholder has

35

engaged in a borrowing or other similar transaction to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“Foreign Shareholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the Foreign Shareholder), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. In order to qualify for any reduction or exemption from U.S. withholding tax, a Foreign Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Any capital gain that a Foreign Shareholder realizes upon a repurchase of Shares or otherwise upon a sale or exchange of Shares will ordinarily be exempt from U.S. tax unless, in the case of a Foreign Shareholder that is a nonresident alien individual, the gain is U.S. source income and such Foreign Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Foreign Shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption in the manner discussed above.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

36

Foreign Account Tax Compliance Act

The Fund is required under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code to withhold U.S. tax (at a 30% rate) on payments of amounts treated as dividends for U.S. federal income tax purposes made to certain non-U.S. entities (including financial intermediaries) that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the Treasury of U.S.- owned foreign investment accounts unless various U.S. information reporting and diligence requirements (that are in addition to and significantly more onerous than, the requirement to deliver an applicable U.S. nonresident withholding tax certification form (e.g., IRS Form W-8BEN)) and certain other requirements have been satisfied. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Persons located in jurisdictions that have entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different rules. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Other Taxation

The foregoing represents a summary of the general tax rules and considerations affecting Shareholders and the Fund’s operations, and neither purports to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, other state, local, and foreign taxes, estate and inheritance taxes, or intangible property taxes, that may be imposed by various jurisdictions. The Fund also may be subject to additional state, local, or foreign taxes that could reduce the amounts distributable to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Shareholders should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Shares and the particular tax consequences to them of an investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should carefully review those section of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”). The custodian, among other things, maintains custody of the Fund’s assets and establishes and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests. The mailing address for State Street is: 1776 Heritage Drive, North Quincy, MA 02171.

Ultimus, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent with respect to the Shares (“Transfer Agent”). The Transfer Agent is responsible for maintaining the Fund’s Shareholder records and carrying out Shareholder transactions. The Transfer Agent also serves as the dividend disbursing agent for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm of the Fund. PwC is responsible for performing annual audits of the financial statements of the Fund in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and providing federal tax return preparation services and other tax compliance services. The mailing address for PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.

DISTRIBUTOR

Russell Investments Financial Services, LLC (the “Distributor”), an affiliate of the Advisor, acts as distributor for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is 1301 Second Ave, 18th Floor, Seattle, Washington 98101

37

LEGAL COUNSEL

Dechert LLP, located at 100 Oliver St, Boston, MA 02110, has been engaged to serve as the Fund’s legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [   ], 2024, the Fund had not yet commenced operations and there were no shares of the Fund outstanding, and therefore there were no record or beneficial owners of 5% or more of the Fund or any Share class.

REPORTS TO SHAREHOLDERS

By January 31 of the following year, Shareholders will be provided a Form 1099, containing information regarding the amount and character of distributions received from the Fund during the preceding calendar year. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Advisor regarding the Fund’s operations during such period also will be made available to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on March 31 of each year. The 12-month period ending September 30 of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

The Fund has not yet commenced operations and therefore financial information is not yet available.

38

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2)	Exhibits

(a)(1)	Certificate of Trust dated June 12, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on June 21, 2024)

(a)(2)	Initial Declaration of Trust dated June 12, 2024 (incorporated by reference to the Registrant’s Registration Statement on Form N-2 filed on June 21, 2024)

(a)(3)	Amended and Restated Declaration of Trust dated December 5, 2024 (filed herewith)

(b)	Bylaws dated December 5, 2024 (filed herewith)

(c)	Not Applicable

(d)	Not Applicable

(e)	Dividend Reinvestment Plan (to be filed by amendment)

(f)	Not Applicable

(g)	Advisory Agreement with Russell Investment Management, LLC (to be filed by amendment)

(h)	Distribution Agreement with Russell Investments Financial Services, LLC (to be filed by amendment)

(i)	Not Applicable

(j)	Custody Agreement with State Street Bank and Trust Company (to be filed by amendment)

(k)(1)	Master Services Agreement between the Fund and Ultimus Fund Solutions, LLC (to be filed by amendment)

(k)(2)	Form of Expense Agreement (to be filed by amendment)

(k)(3)	Shareholder Services Plan (to be filed by amendment)

(k)(4)	Multiple Class Plan Pursuant to Rule 18f-3 (to be filed by amendment)

(l)	Opinion and Consent of Counsel (to be filed by amendment)

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(o)	Not Applicable

(p)	Form of Subscription Agreement (to be filed by amendment)

(q)	Not Applicable

(r)(1)	Code of Ethics of Russell Investment Management, LLC and Russell Investments Financial Services, LLC (filed herewith)

(r)(2)	Code of Ethics of Registrant’s Independent Trustees (to be filed by amendment)

(s)	Not Applicable

Item 26.	Marketing Arrangements

Not Applicable

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of the securities being offered in this registration statement:

Blue Sky Fees	$	[	]
Printing	$	[	]
Registration Fees	$	[	]
Legal Fees	$	[	]
Total	$	[	]

Item 28.	Persons Controlled by or Under Common Control with Registrant

No other person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by Russell Investment Management, LLC (“RIM” or the “Adviser”), the investment adviser to [and the sole shareholder of] the Registrant. RIM was formed under the laws of the State of Washington and is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd. Additional information regarding RIM is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-17141).

Item 29.	Number of Holders of Securities

Set forth below is the number holders of securities of the Registrant as of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership Class [ ]	[	]
Shares of Beneficial Ownership Class [ ]	[	]

Item 30.	Indemnification

Reference is made to Article 5.2 of the Fund’s Amended and Restated Declaration of Trust filed as Exhibit (a)(3) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by the Adviser, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

The Fund hereby undertakes that it will apply the indemnification provisions of the Amended and Restated Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. The Fund, in conjunction with the Adviser and the Fund’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Fund pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Fund itself is not permitted to indemnify.

Item 31.	Business and Other Connections of Investment Advisor

See Registrant’s prospectus section “Management of the Fund” and the Statement of Additional Information section “Management of the Fund”.

Information as to the directors and officers of RIM, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto (SEC File No. 801-17141).

Item 32.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained in the following locations:

The Trust	RIM
Russell Investments New Economy Infrastructure Fund	Russell Investment Management, LLC
1301 Second Avenue,	1301 Second Avenue
18th Floor	18th Floor
Seattle, Washington 98101	Seattle, Washington 98101

Fund Administrator	Custodian
Ultimus Fund Solutions, LLC	State Street Bank and Trust Company
225 Pictoria Drive	1776 Heritage Drive
Suite 450	North Quincy. MA 02171
Cincinnati, Ohio 45246

Item 33.	Management Services

None except as described in Parts A and B.

Item 34.	Undertakings

(1)	Not Applicable.

(2)	Not Applicable.

(3)	The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes that:

(a) Not applicable; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Investments New Economy Infrastructure Fund, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, and State of Washington, on this 19th day of December, 2024.

RUSSELL INVESTMENTS NEW ECONOMY INFRASTRUCTURE FUND
Registrant

By:	/s/ Vernon Barback
Vernon Barback, Trustee, President and Chief
Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on December 19, 2024.

Signatures	Signatures

/s/ Kari Seabrands	/s/ Vernon Barback
Kari Seabrands, Treasurer, Chief Financial Officer (Principal Financial Officer) and Chief Accounting Officer (Principal Accounting Officer)	Vernon Barback, Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Michelle L. Cahoon	/s/ Michael Day
Michelle L. Cahoon, Trustee	Michael Day, Trustee

/s/ Julie Dien Ledoux	/s/ Jeremy May
Julie Dien Ledoux, Trustee	Jeremy May, Trustee

/s/ Ellen M. Needham	/s/ Jeannie Shanahan
Ellen M. Needham, Trustee	Jeannie Shanahan, Trustee

/s/ Raymond P. Tennison, Jr.	/s/ Jack R. Thompson
Raymond P. Tennison, Jr., Trustee	Jack R. Thompson, Trustee

POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustees and Officers of Russell Investments New Economy Infrastructure Fund (the “Trust”) do hereby severally constitute and appoint Mary Beth Albaneze, Jessica Gates and Andrea Hood, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with the Trust’s Registration Statement on Form N-2 (File Nos. 333-280376 and 811-23975), Post-Effective Amendments and any and all amendments or supplements thereto and any other of the Trust’s filings with the Securities Exchange Commission, including proxy statements, with full power and authority to execute said Registration Statement, Post-Effective Amendment or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby give to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall be revocable with respect to an undersigned at any time by a writing signed by such undersigned and shall terminate automatically with respect to an undersigned if such undersigned ceases to be a Trustee or Officer of the Trust.

WITNESS the due execution hereof on the date and in the capacity set forth below.

SIGNATURE	TITLE	DATE

/s/ Kari Seabrands	Treasurer, Chief Financial	December 11, 2024
Kari Seabrands	Officer and Chief
Accounting Officer

/s/ Vernon Barback	Trustee, President and	December 11, 2024
Vernon Barback	Chief Executive Officer

/s/ Michelle L. Cahoon	Trustee	December 11, 2024
Michelle L. Cahoon

/s/ Michael Day	Trustee	December 11, 2024
Michael Day

/s/ Julie Dien Ledoux	Trustee	December 11, 2024
Julie Dien Ledoux

/s/ Jeremy May	Trustee	December 11, 2024
Jeremy May

/s/ Ellen M. Needham	Trustee	December 11, 2024
Ellen M. Needham

/s/ Jeannie Shanahan	Trustee	December 11, 2024
Jeannie Shanahan

/s/ Raymond P. Tennison, Jr.	Trustee	December 11, 2024
Raymond P. Tennison, Jr.

/s/ Jack R. Thompson	Trustee	December 11, 2024
Jack R. Thompson

EXHIBIT INDEX

(a)(3)	Amended and Restated Declaration of Trust dated December 5, 2024

(b)	Bylaws dated December 5, 2024

(r)(1)	Code of Ethics of Russell Investment Management, LLC and Russell Investments Financial Services, LLC